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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-05127
Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

One Towne Square, Suite 444 Southfield, Michigan (Address of principal executive offices)	48076 (Zip code)
Robert J. Cappelli, President
Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076
(Name and Address of agent for service)
Registrant’s telephone number, including area code: (248) 350-8543
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Annual Report to Shareholders.

AN INVESTMENT COMPANY WITH FOUR FUNDS

Annual Report December 31, 2008

Table of Contents

1	A Letter to Our Shareholders

4	Discussion of Fund Performance

12	Financial Highlights

18	Equity Growth Fund

22	Balanced Fund

30	Retirement Income Fund

36	Core Equity Fund

37	Statements of Assets and Liabilities

38	Statements of Operations

39	Statements of Changes in Net Assets

41	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Additional Information
Advance Capital’s Pledge:
We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.
Sincerely,
Advance Capital I, Inc. Board of Directors, Management, and Staff

Dear Shareholders,
Year in Review
The best part of 2008 is that it is finally over! The tumultuous events of the past year in the economy and the capital markets are forever ingrained in our memories. In time, we might know the full extent of the problems and details surrounding these events. For now, we are left with questions and bewilderment. Our country’s predicament is a stark reminder to future generations that everything comes at a price and nothing is free. History proves that combining hubris, greed and ignorance ends tragically. The consequences can last for years and forever change the economic and social landscape. The problems confronting our nation today are the culmination of years of excesses and are virtually all self-inflicted. From consumers, to Wall Street, to investors, we are all to blame. Consumers fell into the trap of easy money to justify a lifestyle that in truth was beyond their means. Interest-only and no-money-down mortgages along with zero interest on cars, furniture and credit cards led many to believe money was almost free. Wall Street made billions by perpetuating the game through the creation of new securities backed with consumer credit. The rating agencies handed out high, investment grade ratings on these new instruments based on low historical default rates of similar securities. Rating agencies and investors severely misjudged the investment risks and over estimated the ability of highly leveraged consumers to make good on their payments if the economy faltered.
When it arrived, it arrived quickly. The economic hurricane ravaged even the most ardent and historically-sound financial institutions and altered beliefs about government intervention in capitalism. To imagine a financial calamity so severe that it could wipe out the major brokerage firms on Wall Street and seize the U.S. banking system seemed implausible just months ago.
Through the use of massive amounts of leverage, this hypothetical was turned into a reality. The scenario played out like a game of musical chairs. When the music finally stopped, the most levered and riskiest financial institutions were left without chairs and collapsed. Problems surfaced early in the year as Bear Stearns, a major player in buying, selling and creating both standard and the riskier sub prime mortgages, was the first to fall. By March 2008, it was widely apparent that riskier mortgagees were over their heads and having trouble making their payments. With the help of the Federal Reserve, JP Morgan bought Bear Stearns which provided a temporary back-stop for the industry. In hindsight, this was the canary in the coal mine. As the financial tsunami gained momentum, it impacted nearly every domestic brokerage firm and bank. Lehman Brothers filed for bankruptcy, Merrill Lynch merged with Bank of America, Washington Mutual imploded and Fannie Mae and Freddie Mac were taken over by the Federal Government. Several other companies, along with just about every major bank in the country, needed handouts from the Government to forestall collapse.
Today, the ripple effects of the Wall Street fueled credit crisis are wreaking havoc throughout the economy. The unemployment rate has shot up to 7.6 percent from 4.9 percent at the end of 2007. The corresponding unemployment claims are the highest since the severe economic downturn of the early 1990s. The once hot housing market is now in shambles. New housing starts are the lowest on record amidst a glut of homes for sale. Commodities, which skyrocketed as worldwide demand accelerated, have fallen considerably. Perhaps the best example is the price per barrel of oil. The price per barrel of oil jumped from $70 in December 2007 to $140 in June 2008 and is about $40 today. Along the way, Gross Domestic Product (GDP), the sum total of all the “stuff” our entire economy produces, has turned negative in the third and fourth quarters of 2008. It is expected to remain weak throughout 2009.
Capital Market Performance
The capital markets have reacted violently to the unfolding credit crisis. The year 2008 began ominously as stocks declined for the first few days of the year. Through the first six months, stock returns were generally negative. The S&P 500 Index declined 11.9 percent, the NASDAQ Composite Index was off 13.2 percent and the S&P Mid Cap Index declined 3.9 percent. As investors shunned stocks and the economy faltered, many ran to the safety of U.S. Treasury bonds. The unusually strong demand for Treasury securities drove yields to unprecedented lows. The ten year U.S. Treasury bond yield dropped from 4.0 percent at the end of 2007, to 2.2 percent one year later. Declining Treasury yields typically produce correspondingly higher corporate bond prices. This year, however, as the credit crisis raged, corporate bond prices fell hard. Through June, corporate bond returns were off 1 to 2 percent. During the third and fourth quarters, the credit crisis reached its crescendo, which further depressed corporate bond prices. High yield bonds and riskier fixed income securities were hit even harder during this period. As fixed income investors exited corporate bonds, they rushed to the safety of cash and U.S. Treasury securities.
By the end of 2008, stocks had posted the worst annual results in modern history. The S&P 500 Index declined 37.0 percent, the NASDAQ Composite Index was off 39.9 percent and the S&P Mid Cap Index declined 36.2 percent. In the fixed income markets, investment grade corporate bonds posted declines of between 5 and 10 percent while riskier high yield bonds were off more than 20 percent. At the other end of the spectrum, the 10 year U.S. Treasury bond returned a positive 18.9 percent.
In this volatile environment, the results for the Advance Capital I Funds were generally below their respective benchmarks.
Some of the underperformance in the Equity Growth Fund and Balanced Fund was caused by problems related to the securities lending portfolio. The lending program is fairly common in the industry and involves lending certain securities for a period of time and receiving cash while the securities are on loan. The actual cash collateral investments at year end were invested primarily in corporate rate floating notes. Asset-backed securities, agency repurchase agreements and private mortgages were also held in the account at year end. The severe credit crisis negatively impacted many of these holdings in the securities lending portfolio during the year. While the funds have participated in the program for a few years, the program will soon be closed. For the year, the Equity Growth Fund retail shares declined 46.5 percent as compared to the Lipper Mid Cap Growth Index which declined 44.0 percent and the S&P 400 Mid-Cap Index which declined 36.2 percent. The Balanced Fund retail shares, with a mix of stocks and bonds declined 31.3 percent, compared to the Lipper Balanced Index which declined 26.2 percent. The Retirement Income Fund retail shares declined 16.0 percent, compared to the Lipper BBB Index which declined 10.2 percent. The absence of U.S. Treasury securities and the presence of high yield bonds proved detrimental to returns in the Retirement Income Fund relative to its benchmarks in 2008. The new Core Equity Fund retail shares, which began operations on January 2, 2008, declined 34.4 percent, modestly better than the S&P 500 Index decline of 36.1 percent for this period.
Year Ahead
After an unprecedented 2008, it is hard to imagine 2009 being much worse. First, the banking and financial services sectors have already gone through a complete revamp. The riskiest firms with too little capital have merged, declared bankruptcy or received money from the U.S. Government with more help still to come from Washington. In time, the remaining entities should return to profitability and viability. The U.S. and the world, however, still have much to do to shore up the over-extended financial systems worldwide. The risk is not all behind us. With this backdrop we expect the economy to remain very weak and likely get worse in 2009, before it finally starts to improve. Economists’ expectations are for negative growth through the first half of the year. The unemployment rate is quickly rising to high single digits and layoffs and hardships will remain with us for some time. At the same time, consumers have recoiled amidst an uncertain employment picture and years of excessive leverage. While this scenario appears bleak, a huge stimulus by the Federal Government, Federal Reserve and U.S. Treasury Department has already been pumped into the financial markets and the economy with more to come. The combination of historically low interest rates, huge stimulus and loans to cash-strapped banks and corporations should go a long way to repairing the damage caused by the credit crisis. This process will take time, but the spirit of our nation has always been to face a problem and fix it.
As the economy goes through its healing process and eventually stabilizes, the response and performance in the capital markets should improve. The massive efforts to stimulate growth, coupled with record low interest rates should provide a path to recovery. If that happens, the capital markets should respond positively in 2009 but probably well short of a record-setting pace. On the other hand, we are not out of the woods yet. If housing problems deepen and the unemployment rate climbs further, investors will remain wary and hesitant to invest. A tremendous amount of negative news has already been priced into the capital markets. Any rays of hope or better economic data would be well received by investors. We remind our investors to remain diversified and maintain a level head when contemplating changes to their investment portfolios. After this particularly difficult year, we sincerely thank you for your continued confi dence. We look forward to providing you with service and results designed to meet or exceed your long term investment objectives.
Robert J. Cappelli
President
Advance Capital I, Inc.
Christopher M. Kostiz
President
Advance Capital Management, Inc.

EQUITY GROWTH FUND (Unaudited)
Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.
Top Equity Holdings*

Yum Brands	1.07%
Robinson (C.H.) World Wide	0.93%
Express Scripts	0.90%
Apollo Group	0.83%
Avon Products	0.83%
Allergan	0.82%
Fluor Corp.	0.80%
Northern Trust	0.79%
St. Jude Medical	0.79%
American Tower	0.79%

*	Percentages based on Total Net Assets
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
2008 Results utilities
The economy and capital markets experienced a severe contraction, particularly during the last half of the year as a consequence of the unprecedented credit crisis. In this volatile environment the smallest and riskiest stocks were hit the hardest. The Equity Growth Fund declined 46.5 percent for the retail share class. In comparison, the Lipper Mid Cap Growth Index declined 44.0 percent and the S&P 400 Mid Cap Index declined 36.2 percent.
What helped the Fund
As the credit markets unraveled and equity investors exited stocks, there simply was no where to hide. The Fund’s allocation to higher quality, mid cap growth stocks with consistent records of earnings growth wasn’t enough to overcome the downward pressures in the stock market. Precious few mid cap growth sectors posted positive results for the year. The vast majority posted high double-digit declines for the year. Select few stocks had positive returns for the year and they were in diverse industries. One of the best performing stocks in the fund was the bakery café operator, Panera Bread (+45.8%). The company benefited from falling commodity prices, wheat in particular, which is a major input cost. Apollo Group, which provides higher education programs for working adults produced solid stock returns for the year (+9.2%). The uncertain economic environment has forced many workers to seek higher education and Apollo is a beneficiary of that demand shift. Ross Stores, a national chain of discount retail apparel turned in double-digit stock returns for the year (+17.6%). Myriad Genetics (+55.7%) and Vertex Pharmaceuticals (+30.8%), both involved in the Biomedical industry, produced stellar returns for the year. Other notable stock results in the fund included chewing gum manufacturer, Wrigley WM (+31.4%) and oil field servicing company Weatherford International (+12.1%).
What hurt the Fund
The credit crisis and economic slowdown impacted most other industries during the year. Those hit the hardest with the biggest drag on fund returns included Materials, Energy, Information Technology, Financials and, of course, Construction. The dramatic worldwide slowdown in activity severely impacted the prices of many commodities used in manufacturing and building. Oil, coal, copper, and aluminum prices dropped considerably in this environment. As this occurred, stocks in these sectors were hit hard. Foundation Coal and Massey Energy produce and sell coal to electricity producers. As coal prices fell, the stocks of these companies declined 73% and 80 percent, respectively. In energy, the price of oil services provider, Smith International, fell about 69 percent as the price per barrel of oil was cut by two-thirds from its peak. In other commodity related industries, Carpenter Technology which manufactures and distributes steel products declined 72 percent. Other notable declines include Las Vegas Sands, Clear Channel, McDermott International and Intuitive Surgical. Finally, the fund’s participation in the securities lending program negatively impacted returns as the credit crisis punished the high quality bonds in the lending portfolio which caused further declines in the fund. The securities lending program will soon be closed.
Outlook
After a brutal 2008, investors remain concerned with the continued negative effects of housing, energy prices and the low level of expected economic growth over the next year. When the economy begins slowly to get back on its feet, stocks should begin to make a slow and steady recovery. The high quality stocks with consistent earnings, solid margins, high quality products and experienced management should outperform in the year ahead. Further, if economic conditions improve later in the year, stock returns could end mildly positive for 2009. The style and structure of the Equity Growth Fund and concentration in higher quality mid cap stocks should produce solid results relative to the peer group in 2009.
PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 1998. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Average Annual Returns for Periods Ended December 31, 2008

	Past 1	Past 5	Past 10	Value of
	Year	Years	Years	$10,000

S&P 400 Mid-Cap Index	-36.23%	-0.09%	4.45%	$15,472
Consumer Price Index (CPI)	-0.13%	2.64%	2.51%	$12,814
Equity Growth Fund (Retail Class)	-46.53%	-3.78%	1.78%	$11,925
Lipper Mid-Cap Growth Index	-44.04%	-1.18%	0.49%	$10,499

BALANCED FUND (Unaudited)
Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.
Top Equity Holdings*

Exxon Mobil	0.69%
Verizon Communications	0.64%
Wells Fargo	0.64%
General Electric	0.63%
Johnson & Johnson	0.63%
Top Fixed Income Holdings*

International Business Machines 7.50% 2013	1.13%
Time Warner, Inc. 9.15% 2023	1.07%
Comcast Cable 10.63% 2012	1.06%
DTE Energy 6.40% 2013	1.04%
Thomas & Betts 7.25% 2013	1.03%

*	Percentages based on Total Net Assets
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
2008 Results
The combination of rising unemployment, dramatically falling home prices and an abrupt slowdown in consumer buying habits produced a severe contraction in economic growth during 2008. The year began with optimism that the worst of the credit crisis was over and growth would remain positive. The news quickly turned negative as Wall Street and the nation’s banking system seized up. For the year, the Balanced Fund declined 31.3 percent while the Lipper Balanced Fund Index declined 26.2 percent. In addition, the S&P 500 Index fell 37.0 percent while the Lehman Aggregate Bond Index was up 5.2 percent in 2008.
What helped the Fund
In such a volatile environment, investors favored large stocks over small and mid cap stocks. While Consumer Staples and Health Care were the top two large cap sectors producing the best performance during the year, returns in these two sectors were still negative. The top performing stocks in the Consumer Staples sector were Wrigley, Wal-Mart Stores and Avon Products. Wrigley manufactures and sells chewing gum and benefited from the buyout from Mars at $80 per share. Wal-Mart Stores benefited as economic conditions worsened and consumers sought bargains. Avon Products was another beneficiary of a weak economy as consumers became more cost conscious. Other positive stock returns for the year included McDonalds, Family Dollar Stores and General Mills. In the utility sector, Southern Company, a generator and wholesaler of electricity in the south, produced small negative results for the year. In comparison to double-digit declines in most other sectors, these companies’ results helped support fund results for the year.
What hurt the Fund
On the other end of the spectrum small and mid cap stocks generally produced the worst results in the fund for the year. The worst sectors were Utilities, Materials and Financials. The massive problems in the finance and banking sectors led to dramatic declines in many of these stocks. The hardest hit in the sector were Citigroup, Morgan Stanley, Ambac Financial and Freddie Mac. Most of these companies were battered by excessive leverage and unprecedented losses related to mortgage investments. Many financial stocks fell more than 70 percent during the year.

Several banks and brokerage firms faced bankruptcy without assistance by the Federal Government. In the Materials sector, international mining company stock Rio Tinto fell about 75 percent as worldwide demand for copper, gold and aluminum fell dramatically. The stocks of Alcoa and Carpenter Technology were also hit hard as the world economies fell into a recession and building activity subsided. Other negatives to fund returns were Energy, Telecommunication Services and Information Technology. In bond portion of the fund, finance and bank bonds were hit the hardest. The fund also held a few private mortgage bonds which were hit hard by the disarray in the mortgage markets. Finally, the fund’s participation in the securities lending program negatively impacted returns as the credit crisis punished the high quality bonds in the lending portfolio which caused additional declines in the fund. The securities lending program will soon be closed.
Outlook
Already, the U.S. Treasury, Federal Reserve and Federal Government have pumped billions into the economy using a variety of methods to revive economic growth. Consumers are strapped with too much debt at a time when home prices and financial asset prices have declined and jobs are scarce. Although stock and bond prices have already reacted to a substantial amount of weakness, many investors remain cautious. As the economy works through these issues, stocks are likely to remain volatile while bonds are expected to stabilize and hold up reasonably well. In this uncertain environment, we have shifted the Balanced fund’s allocation to a more conservative stance of about 50 percent bonds, 45 percent stocks and 5 percent cash. The fund’s mix of large and mid cap stocks along with investment grade corporate bonds should produce modest results relative to the benchmark in a volatile climate during 2009.
PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 1998. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Average Annual Returns for Periods Ended December 31, 2008

	Past 1	Past 5	Past 10	Value of
	Year	Years	Years	$10,000

Consumer Price Index (CPI)	-0.13%	2.64%	2.51%	$12,814
Balanced Fund (Retail Class)	-31.33%	-1.79%	1.85%	$12,012
Composite Index*	-21.61%	0.82%	1.84%	$12,000
Lipper Balanced Index	-26.17%	0.13%	1.53%	$11,637

*	Composite Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

RETIREMENT INCOME FUND (Unaudited)
Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.
Top Fixed Income Holdings*

Ginnie Mae 700767 6.50% 2038	1.22%
Carolina Power & Light Co. 8.63% 2021	1.06%
Statoil Hydro ASA 7.50% 2016	0.98%
Sysco 6.50% 2028	0.95%
Wyeth 6.00% 2036	0.94%
Time Warner, Inc. 9.15% 2023	0.94%
Wellpoint 5.88% 2017	0.93%
Oracle 5.75% 2018	0.92%
Ginnie Mae 699491 6.50% 2038	0.92%
Detroit Edison Co. 6.40% 2013	0.91%

*	Percentages based on Total Net Assets
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
2008 Results
This past year marked the worst yearly performance for corporate bonds in modern history. The perfect storm of falling home prices, weakening economic growth and de-leveraging by large institutions led to a once-ina- generation credit crisis. Lower rated credits and those tied to the banking or financial services industries were hit the hardest. Many fixed income investors fled corporate bonds for the safety of U.S. Treasury securities. As demand skyrocketed, the yield on short maturing Treasury securities fell more than two percent during the year while longer dated Treasury bond yields decreased about 1.8 percent. For the year, U.S. Treasury securities posted the highest returns while investment grade corporate and high yield bonds produced the lowest returns. The Retirement Income Fund’s majority allocation to investment grade and high yield bonds produced below average returns for the year. The Fund declined 16.0 percent, compared to the Lipper BBB Index which declined 10.2 percent. The Lehman Corporate Bond Index declined 4.9 percent for the year.
What helped the Fund
As the credit problems grew larger throughout the year, we remained cautious and defensive relative to the fund’s historical allocation of investment grade, high yield and mortgage-backed securities. At the start of the year, the fund held about 50 percent of its assets in investment grade bonds, 20 percent in high yield bonds, 28 percent in mortgage-backed securities and the remaining 2 percent was invested in short-term assets. Throughout the year, as credit markets weakened, we sold bonds which appeared prone to further weakness. The bonds of Station Casino, a local casino operator in Las Vegas, declined about 90 percent after it was sold from the fund. The bonds of Washington Mutual, one of the largest mortgage companies which collapsed in October, fell another 70 percent after sale. Still other bonds like Ambac Financial, MBIA, Avis Budget and Appleton Papers fell dramatically after they were sold from the fund. In such a volatile environment, there were a select few bonds in the fund that produced positive results. The bonds of Rio Tinto, an international mining company, benefited as global growth remained strong through the first part of the year. The global reach of information technology giant IBM helped the company produce solid earnings which boosted the prices of their bonds. Another positive segment of the fund was the holding of Government mortgage-backed securities. Most of these mortgage securities produced modestly positive results for the year as investors searched for safe areas of the bond market.
What hurt the Fund
On the negative side, investment grade holdings in bank and financial services severely impacted returns.

Toxic mortgage-related assets left these companies scrambling to raise more capital as their problems mounted. Security Benefit Life, a life insurer and annuity company in New York, along with insurance giant American International Group, which was saved by the government, had significant declines in their bond prices. Comerica Bank, Bank of America, Morgan Stanley and the bonds of others in banking and financial services areas fell in price during the year and hurt fund returns. The decision to hold high yield bonds and certain mortgage assets also hurt the fund’s return. Amidst investors’ desire to reduce risk, many high yield securities declined in price as investors fled this sector. High yield bonds tied to energy and economic sensitive industries were some of the hardest hit, including, Century Aluminum, AK Steel and Gulfmark Offshore. While we reduced the fund’s weighting of high yield bonds during the year, holding any or all was a negative for fund results. For the second consecutive year, the absence of U.S. Treasury bonds served as a significant disadvantage relative to more conservative funds. As the historic problems in the credit markets erupted, investors rushed to the safety of treasury securities, disregarding cash yield for perceived better conservation of capital.
Outlook
The current economic pressures are severe and are expected to get worse before a recovery begins. Amidst these problems, new stimulus programs by the Federal Government including tax breaks and support for business loans should start to repair the damage caused by the mortgage induced credit crisis of 2008. If the economy stabilizes, fixed income securities should produce adequate returns in 2009. If problems persist, investors will be conservative which could limit any upside in corporate bond prices. In the Retirement Income Fund, we have dramatically reduced the holding of high yield bonds, sold several of the underperforming investment grade bonds and mortgage related assets and increased the allocation to government backed mortgages and higher quality investment grade debt. We expect these actions to produce much better relative results in 2009.
PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 1998. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Average Annual Returns for Periods Ended December 31, 2008

	Past 1	Past 5	Past 10	Value of
	Year	Years	Years	$10,000

Barclays Capital U.S. Corp. Bond Index	-4.94%	2.13%	4.56%	$15,626
Lipper BBB Index	-10.23%	1.38%	3.74%	$14,442
Retirement Income Fund (Retail Class)	-16.03%	-0.30%	2.83%	$13,224
Consumer Price Index (CPI)	-0.13%	2.64%	2.51%	$12,814

CORE EQUITY FUND (Unaudited)
Seeks to provide investors with long-term growth of capital. The fund invests primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is undervalued by the market.
Top Equity Holdings*

Conocophillips	3.82%
Johnson & Johnson	3.79%
Chevron Corp.	3.65%
Liberty Media Corp-Ent Ser A	3.39%
Check Point Software Tech	3.13%
Time Warner, Inc.	3.05%
Pfizer, Inc.	3.01%
EMC Corp/Mass	2.99%
Microsoft Corp	2.99%
Ace Ltd.	2.90%

*	Percentages based on Total Net Assets
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
2008 Results
The fund began operations on January 2, 2008 with the objective of investing the majority of assets in large capitalized stocks. Through the unprecedented economic crisis and turmoil in the financial sector, the allocation to large, well-established company stocks held up well compared to smaller stocks. From inception through the end of the year, the fund declined 34.4 percent. This return was better than the S&P 500 Index, which declined 36.1 percent, and the Lipper Multi-Cap Growth Index which was off 37.5 percent for the period.
What helped the Fund
Through the credit market upheaval and unprecedented declines in the stock market, the stocks of many of the largest companies were negatively impacted. While the negative tone in stocks resonated during the year, a few sectors and stocks in the fund produced positive results. The stock in Wal Mart Stores, the largest department store chain in the world, was the top returning stock in the fund with low double-digit returns. The company benefited during the year as consumers opted for low cost goods during a sinking economy. The stock in Coca-Cola, one of the world’s largest soft drink companies, returned close to 10 percent in the fund. The energy company Apache, which explores and produces natural gas, along with HCC Insurance, were the next two largest contributors during the year with modest single-digit returns. From a sector perspective, consumer cyclical stocks produced the best returns for the fund, even though the average return was negative. Financials produced the next highest returns due to the fund’s relative concentration in insurance based companies. Again, the average returns in the sector were still negative.
What hurt the Fund
On the other end of the spectrum, industrial and energy sectors produced the worst results for the year as energy prices collapsed and manufacturing slowed. One of the hardest hit industrial stocks in the portfolio was General Electric. This diversified technology, media and financial services company was negatively impacted as orders declined and problems erupted in their financing subsidiary. The stock in Northrop Grumman, primarily a defense contractor, also slumped as investors feared orders would fall in the year ahead. Lastly, the stock of Boeing was hurt as the dramatic rise in oil prices slowed aircraft orders. In energy, oil and natural gas producer Chesapeake Energy along with the large integrated oil company, Conocophillips, were hit as economic conditions weakened and oil prices remained extremely volatile during the year. The stock prices of several large pharmaceutical and technology companies including Pfizer, Microsoft and EMC were also hit hard during the year and contributed to the negative fund returns.
Outlook
The proposed stimulus packages aimed at reviving economic growth is designed to turn around the economy and, if successful, will calm investors’ nerves. Although there is a long way to go, the new administration appears focused on propping up the banking system, forestalling further home foreclosures and maintaining a moderate interest rate environment.
These and other actions are expected to eventually stem the economic and financial slide and begin to rebuild confidence among investors. As prospects brighten, investors are expected to favor large, high quality stocks. The Core Equity Fund is highly concentrated in these types of stocks. Many companies represented typically hold leadership positions in their industries and have substantial financial flexibility. The fund should perform well during this market transition process and produce respectable returns relative to the category during 2009.
PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made January 2, 2008. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Average Annual Returns for Periods Ended December 31, 2008

		Value of
	1/2/08 - 12/31/08	$10,000

Consumer Price Index (CPI)	-0.15%	$9,985
Core Equity Fund (Retail Class)	-34.35%	$6,566
S&P 500 Index	-36.08%	$6,392
Lipper Multi-Cap Growth Index	-37.52%	$6,248

ADVANCE CAPITAL I — EQUITY GROWTH FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$24.11 *	$24.87	$25.42	$24.61	$24.41

Loss from investment operations^

Net investment loss	0.00	(0.03)	(0.03)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	(11.22)	3.05 *	2.43	2.56	3.67

Total from investment operations	(11.22)	3.02	2.40	2.46	3.53

Less distributions

Net realized gain on investments	(0.02)	(3.78)	(2.76)	(1.65)	(3.33)
Return of capital	0.00	0.00	(0.19)	0.00	0.00

Total distributions	(0.02)	(3.78)	(2.95)	(1.65)	(3.33)

Net asset value, end of year	$12.87	$24.11 *	$24.87	$25.42	$24.61

Total Return	(46.53%)	12.05%*	9.39%	9.94%	14.45%

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$83,981	$220,726 *	$210,179	$196,254	$174,704
Ratio of expenses to average net assets	1.06%	1.01%	1.01%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.02%)	(0.10%)	(0.10%)	(0.39%)	(0.54%)
Portfolio turnover rate	27%	33%	38%	30%	44%

^	Per share amounts presented are based on average shares outstanding.

*	As restated. See Note 4 in the Notes to Financial Statements for information regarding the restatement.
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)		Years ended December 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$17.66 *	$18.38	$17.92	$17.96	$18.45

Income from investment operations^

Net investment income	0.38	0.38	0.39	0.37	0.44
Net realized and unrealized gain (loss) on investments	(5.84)	0.72 *	1.37	0.47	1.20

Total from investment operations	(5.46)	1.10	1.76	0.84	1.64

Less distributions

Net investment income	(0.39)	(0.38)	(0.29)	(0.37)	(0.44)
Net realized gain on investments	(0.01)	(1.44)	(0.90)	(0.51)	(1.69)
Return of capital	0.00	0.00	(0.11)	0.00	0.00

Total distributions	(0.40)	(1.82)	(1.30)	(0.88)	(2.13)

Net asset value, end of year	$11.80	$17.66 *	$18.38	$17.92	$17.96

Total Return	(31.33%)	6.00%*	9.91%	4.79%	9.05%

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$200,199	$400,214 *	$397,635	$377,837	$345,349
Ratio of expenses to average net assets	1.04%	0.97%	0.93%	0.93%	0.94%
Ratio of net investment income to average net assets	2.48%	1.97%	2.14%	2.08%	2.35%
Portfolio turnover rate	41%	36%	35%	30%	39%

^	Per share amounts presented are based on average shares outstanding.

*	As restated. See Note 4 in the Notes to Financial Statements for information regarding the restatement.
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)	Years ended December 31
	2008	2007		2006	2005	2004

Net asset value, beginning of year	$9.45 *	$9.68		$9.85	$10.16	$10.06

Income from investment operations^

Net investment income	0.52	0.54		0.54	0.53	0.56

Net realized and unrealized gain (loss) on investments	(1.98)	(0.23)	*	(0.16)	(0.30)	0.10

Total from investment operations	(1.46)	0.31		0.38	0.23	0.66

Less distributions

Net investment income	(0.53)	(0.54)		(0.54)	(0.54)	(0.56)

Return of capital	0.00	0.00		(0.01)	0.00	0.00

Total distributions	(0.53)	(0.54)		(0.55)	(0.54)	(0.56)

Net asset value, end of year	$7.46	$9.45	*	$9.68	$9.85	$10.16

Total Return	(16.03%)	3.33	%*	3.97%	2.28%	6.78%

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$340,834	$406,932	*	$402,076	$408,458	$401,610

Ratio of expenses to average net assets	0.83%	0.78%		0.76%	0.74%	0.76%

Ratio of net investment income to average net assets	6.07%	5.69	%*	5.57%	5.34%	5.58%

Portfolio turnover rate	58%	51%		62%	56%	37%

^	Per share amounts presented are based on average shares outstanding.

*	As restated. See Note 4 in the Notes to Financial Statements for information regarding the restatement.
See Notes to Financial Statements

ADVANCE CAPITAL I — CORE EQUITY FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)	Years ended December 31
	2008
Net asset value, beginning of year	$10.00

Income from investment operations[a]

Net investment income	0.06

Net realized and unrealized loss on investments	(3.49)

Total from investment operations	(3.43)

Less distributions

Net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of year	$6.51

Total Return	(34.35%)

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$8,469

Ratio of expenses to average net assets	1.39	% [b]

Ratio of expenses to average net assets	1.28	% [c]

Ratio of net investment income to average net assets	0.66%

Portfolio turnover rate	68%

a	Per share amounts presented are based on average shares outstanding.

b	Before waivers

c	Net of waivers
See Notes to Financial Statements

ADVANCE CAPITAL I (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)	Years ended December 31
	EQUITY GROWTH		BALANCED
	FUND		FUND
	2008	2007[b]	2008	2007[b]

Net asset value, beginning of period	$24.16 [a]	$27.28	$17.66 [a]	$19.43

Income from investment operations[c]

Net investment income	0.06	0.02	0.42	0.29

Net realized and unrealized gain (loss) on investments	(11.39)	0.64 [a]	(5.87)	(0.33)[a]

Total from investment operations	(11.33)	0.66	(5.45)	(0.04)

Less distributions

Net investment income	0.00	0.00	(0.43)	(0.29)

Net realized gain on investments	(0.02)	(3.78)	(0.01)	(1.44)

Total distributions	(0.02)	(3.78)	(0.44)	(1.73)

Net asset value, end of year	$12.81	$24.16 [a]	$11.77	$17.66 [a]

Total Return	(46.89%)	2.34%[a,e]	(31.33%)	(0.22%)[a,e]

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$92	$118 [a]	$117	$175 [a]

Ratio of expenses to average net assets	0.80%	0.77%[a,d]	0.79%	0.74%[d]

Ratio of net investment income to average net assets	0.31%	0.12%[d]	2.79%	2.25%[a,d]

Portfolio turnover rate	27%	33%	41%	36%

a	As restated. See Note 4 in the Notes to Financial Statements for information regarding the restatement.

b	For the period May 4, 2007, commencement of operations, to December 31, 2007.

c	Per share amounts presented are based on average shares outstanding.

d	Annualized

e	Not Annualized
See Notes to Financial Statements

ADVANCE CAPITAL I (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)	Years ended December 31
	RETIREMENT INCOME		CORE EQUITY
	FUND		FUND
	2008	2007[b]	2008

Net asset value, beginning of period	$9.45 [a]	$9.71	$10.00

Income from investment operations[c]

Net investment income	0.55	0.36	0.07

Net realized and unrealized loss on investments	(1.99)	(0.25)[a]	(3.48)

Total from investment operations	(1.44)	0.11	(3.41)

Less distributions

Net investment income	(0.55)	(0.37)	(0.08)

Total distributions	(0.55)	(0.37)	(0.08)

Net asset value, end of year	$7.46	$9.45 [a]	$6.51

Total Return	(15.82%)	1.19%[a,e]	(34.14%)

Ratios and Supplemental Data

Net assets, end of year (in thousands)	$1,841	$3,508 [a]	$0 [h]

Ratio of expenses to average net assets	0.58%	0.56%[d]	1.16%[f]

Ratio of expenses to average net assets	0.58%	0.56%[d]	1.05%[g]

Ratio of net investment income to average net assets	6.26%	5.92%[a,d]	0.79%

Portfolio turnover rate	58%	51%	68%

a	As restated. See Note 4 in the Notes to Financial Statements for information regarding the restatement.

b	For the period May 4, 2007, commencement of operations, to December 31, 2007.

c	Per share amounts presented are based on average shares outstanding.

d	Annualized

e	Not Annualized

f	Before waivers

g	Net of waivers

h	Amount rounds to zero
See Notes to Financial Statements

ADVANCE CAPITAL I — EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value
k
BASIC MATERIALS — 3.8%
Agnico-Eagle Mines Ltd^	10,400	$533,832
Air Products & Chemicals	4,400	221,188
Albemarle Corp.	7,300	162,790
Carpenter Technology Corp.	9,300	191,022
CF Industries Holdings, Inc.	3,800	186,808
Cliffs Natural Resources, Inc.^	11,700	299,637
Ecolab, Inc.^	16,500	579,975
Intrepid Potash, Inc.*^	21,800	452,786
Sherwin-Williams Co.	5,400	322,650
Sigma-Aldrich Corp.^	5,600	236,544

COMMUNICATIONS — 9.4%
American Tower Corp.*^	22,600	662,632
Baidu, Inc. — ADR*	1,400	182,798
Cablevision Systems Corp.	10,300	173,452
Central European Media*^	4,300	93,396
Clear Channel Outdoor*^	17,000	104,550
Crown Castle International*^	23,200	407,856
CTC Media, Inc.*	16,800	80,640
Ctrip.com International Ltd — ADR	3,700	88,060
Digital River, Inc.*	6,100	151,280
Discovery Communications*	11,700	156,663
Expedia, Inc.*^	40,500	333,720
Factset Research Systems^	7,500	331,800
F5 Networks, Inc.*	8,400	192,024
JDS Uniphase Corp.*^	22,400	81,760
Juniper Networks, Inc.*^	36,600	640,866
Lamar Advertising Co.*^	5,600	70,336
Leap Wireless International*	11,000	295,790
McAfee, Inc.*^	11,900	411,383
McGraw-Hill Cos., Inc.^	17,500	405,825
MetroPCS Communications*^	18,600	276,210
NeuStar, Inc.*^	8,000	153,040
NII Holdings, Inc.*^	14,700	267,246
Omnicom Group, Inc.^	7,100	191,132
priceline.com, Inc.*^	5,800	427,170
SBA Communications Corp.*	39,900	651,168
Shaw Communications, Inc.	10,200	180,336
Sina Corp.*^	6,400	148,160
Symantec Corp.*^	18,900	255,528
VeriSign, Inc.*^	14,800	282,384
WPP PLC — ADR	6,285	185,973

CONSUMER, CYCLICAL — 11.3%
Advance Auto Parts, Inc.	6,500	218,725
AnnTaylor Stores Corp.*	6,900	39,813
Bed Bath & Beyond, Inc.*^	12,500	317,750

Common Stock	Shares	Value
CONSUMER, CYCLICAL — 11.3% (continued)
Centex Corp.*^	4,900	$52,136
Chipotle Mexican Grill, Inc.*	2,300	131,767
Choice Hotels International^	10,500	315,630
Coach, Inc.*^	21,500	446,555
Copart, Inc.*	6,200	168,578
Dick’s Sporting Goods, Inc.*^	8,100	114,291
DreamWorks Animation*	7,400	186,924
Family Dollar Stores, Inc.^	12,100	315,447
Fastenal Co.^	7,800	271,830
International Game Tech.	22,800	271,092
KB Home^	5,300	72,186
Lennar Corp.^	8,500	73,695
Marriott International, Inc.	17,300	336,485
Mattel, Inc.	8,400	134,400
Men’s Wearhouse, Inc.^	6,337	85,803
O’Reilly Automotive, Inc.*^	8,100	248,994
PACCAR, Inc.	4,700	134,420
Panera Bread Co.*^	4,100	214,184
PetSmart, Inc.^	6,800	125,460
Pulte Homes, Inc.*^	6,300	68,859
Ross Stores, Inc.^	13,700	407,301
Royal Caribbean Cruises*^	10,300	141,625
Skywest, Inc.	10,100	187,860
Southwest Airlines Co.^	14,500	124,990
Staples, Inc.^	12,900	231,168
Starbucks Corp.*^	23,600	223,256
Starwood Hotels & Resorts^	7,000	125,300
Tiffany & Co.^	15,500	366,265
Tim Hortons, Inc.^	11,700	337,428
TJX Cos., Inc.^	24,800	510,136
Toll Brothers, Inc.*^	10,000	214,300
Tractor Supply Co.*^	4,400	159,016
Urban Outfitters, Inc.*	8,700	130,326
WABCO Holdings, Inc.	14,200	224,218
Williams-Sonoma, Inc.^	14,100	110,826
WMS Industries, Inc.*^	6,100	164,090
WW Grainger, Inc.	4,000	315,360
Wynn Resorts Ltd*^	6,500	274,690
Yum! Brands, Inc.	28,700	904,050

CONSUMER, NON-CYCLICAL — 22.7%
Alexion Pharmaceuticals*^	5,100	184,569
Allergan, Inc.	17,208	693,827
American Medical Systems*^	13,100	117,769
Amylin Pharmaceuticals, Inc.*^	9,700	105,245
Apollo Group, Inc.*^	9,129	699,464
See Notes to Financial Statements

ADVANCE CAPITAL I — EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

CONSUMER, NON-CYCLICAL — 22.7% (continued)
Arthrocare Corp.*^	6,300	$30,051
Avon Products, Inc.^	28,900	694,467
Becton Dickinson and Co.	1,900	129,941
Biogen Idec, Inc.*^	3,800	180,994
BioMarin Pharmaceutical, Inc.*^	6,700	119,260
Brown-Forman Corp.	7,625	392,611
Cephalon, Inc.*^	4,100	315,864
Charles River Laboratories*	7,400	193,880
CIGNA Corp.	6,000	101,100
Clorox Co.^	5,800	322,248
Corporate Executive Board	7,900	174,274
Covance, Inc.*	3,500	161,105
Coventry Health Care, Inc.*	5,950	88,536
CR Bard, Inc.	7,200	606,672
DaVita, Inc.*	4,500	223,065
DENTSPLY International, Inc.^	9,900	279,576
DeVry, Inc.	7,900	453,539
Edwards Lifesciences Corp.*	3,500	192,325
Elan Corp PLC — ADR*^	19,700	118,200
Equifax, Inc.	6,200	164,424
Express Scripts, Inc.*^	13,800	758,724
Gen-Probe, Inc.*	4,400	188,496
Global Payments, Inc.	5,100	167,229
Health Net, Inc.*^	6,800	74,052
Henry Schein, Inc.*	7,500	275,175
Hershey Co.^	7,600	264,024
Hologic, Inc.*^	12,100	158,147
Humana, Inc.*	5,400	201,312
Idexx Laboratories, Inc.*	6,800	245,344
Illumina, Inc.*^	17,200	448,060
Intuitive Surgical, Inc.*^	3,200	406,368
Iron Mountain, Inc.*	11,900	294,287
ITT Educational Services, Inc.*	5,100	484,398
JM Smucker Co.	4,800	208,128
Laboratory Corp of America*	6,100	392,901
Life Technologies Corp.*	5,900	137,529
Lincare Holdings, Inc.*^	6,500	175,045
Lorillard, Inc.	8,300	467,705
Manpower, Inc.	5,500	186,945
Martek Biosciences Corp.*^	5,100	154,581
Masimo Corp.*^	4,500	134,235
McCormick & Co., Inc.^	14,200	452,412
McKesson Corp.	4,200	162,666
Millipore Corp.*	3,100	159,712
Monster Worldwide, Inc.*^	16,100	194,649
Moody’s Corp.^	13,700	275,233

Common Stock	Shares	Value

CONSUMER, NON-CYCLICAL — 22.7% (continued)
Myriad Genetics, Inc.*^	3,000	$198,780
New Oriental Education — ADR*	3,600	197,676
Patterson Cos., Inc.*^	7,000	131,250
Paychex, Inc.	18,987	498,978
QIAGEN NV*^	11,000	193,160
Quanta Services, Inc.*^	15,700	310,860
Quest Diagnostics, Inc.	8,122	421,613
ResMed, Inc.*^	3,900	146,172
Ritchie Bros Auctioneers^	25,400	544,068
Robert Half International, Inc.^	11,300	235,266
St Jude Medical, Inc.*	20,200	665,792
Techne Corp.^	3,800	245,176
Varian Medical Systems*^	8,600	301,344
Vertex Pharmaceuticals, Inc.*	6,970	211,749
VistaPrint Ltd*^	8,700	161,907
Warner Chilcott Ltd*^	13,300	192,850
Western Union Co.	34,700	497,598
Zimmer Holdings, Inc.*	3,200	129,344

ENERGY — 9.0%
Arch Coal, Inc.	11,500	187,335
Baker Hughes, Inc.	4,800	153,936
Bill Barrett Corp.*^	11,100	234,543
BJ Services Co.^	26,500	309,255
Cabot Oil & Gas Corp.	13,000	338,000
Cameron International Corp.*^	24,400	500,200
Complete Production Svcs.*	11,800	96,170
Concho Resources, Inc.*^	19,400	442,708
Consol Energy, Inc.^	11,300	322,954
Core Laboratories NV	6,800	407,048
Diamond Offshore Drilling, Inc.^	5,800	341,852
FMC Technologies, Inc.*	15,300	364,599
Forest Oil Corp.*^	13,600	224,264
Foundation Coal Holdings	15,600	218,712
GT Solar International, Inc.*	35,400	102,306
Mariner Energy, Inc.*	14,600	148,920
Massey Energy Co.	7,900	108,941
Murphy Oil Corp.	14,400	638,640
Nabors Industries Ltd*^	21,100	252,567
Newfield Exploration Co.*	18,100	357,475
Peabody Energy Corp.^	6,200	141,050
SandRidge Energy, Inc.*	11,500	70,725
Smith International, Inc.^	22,800	521,892
Sunoco, Inc.	6,000	260,760
Tetra Technologies, Inc.*	16,000	77,760
Ultra Petroleum Corp.*^	13,500	465,885
Williams Cos., Inc.	17,600	254,848
See Notes to Financial Statements

ADVANCE CAPITAL I — EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

FINANCIAL — 5.4%
AON Corp.	4,900	$223,832
Arch Capital Group Ltd*^	4,500	315,450
Assurant, Inc.	4,300	129,000
Axis Capital Holdings Ltd	9,200	267,904
BlackRock, Inc.^	3,000	402,450
CME Group, Inc.	800	166,488
Eaton Vance Corp.^	16,800	352,968
Federated Investors, Inc.	7,100	120,416
Franklin Resources, Inc.	3,500	223,230
HCC Insurance Holdings, Inc.^	9,400	251,450
Interactive Brokers Group*	8,800	157,432
IntercontinentalExchange*	5,600	461,664
Janus Capital Group, Inc.^	18,100	145,343
Lazard Ltd	5,900	175,466
Northern Trust Corp.	12,800	667,392
optionsXpress Holdings, Inc.^	11,200	149,632
RenaissanceRe Holdings	4,600	237,176
SVB Financial Group*^	4,500	118,035

INDUSTRIAL — 15.1%
Alliant Techsystems, Inc.*^	3,800	325,888
AMETEK, Inc.	11,200	338,352
Amphenol Corp.	9,200	220,616
CH Robinson Worldwide, Inc.^	14,200	781,426
Cogent, Inc.*	17,000	230,690
Cummins, Inc.	12,700	339,471
Cymer, Inc.*	6,500	142,415
Dolby Laboratories, Inc.*^	12,300	402,948
Donaldson Co., Inc.	10,400	349,960
Empresa Brasileira — ADR^	14,900	241,529
Expeditors International^	19,900	662,073
FLIR Systems, Inc.*^	5,600	171,808
Flowserve Corp.	3,800	195,700
Fluor Corp.	15,000	673,050
Foster Wheeler Ltd*^	18,100	423,178
General Cable Corp.*^	5,500	97,295
Gentex Corp.^	15,000	132,450
Goodrich Corp.	15,700	581,214
Graco, Inc.^	5,000	118,650
Harsco Corp.	5,000	138,400
IDEX Corp.^	7,325	176,899
II-VI, Inc.*^	4,500	85,905
Itron, Inc.*^	2,200	140,228
ITT Corp.	9,600	441,504
Jabil Circuit, Inc.^	22,700	153,225

Common Stock	Shares	Value
INDUSTRIAL — 15.1% (continued)
Joy Global, Inc.	17,100	$391,419
Landstar System, Inc.^	14,500	557,235
McDermott International, Inc.*	19,200	189,696
Mettler Toledo International*	2,200	148,280
National Instruments Corp.	8,550	208,278
Pall Corp.	8,400	238,812
Precision Castparts Corp.^	9,900	588,852
Republic Services, Inc.	9,150	226,829
Rockwell Collins, Inc.	15,800	617,622
Roper Industries, Inc.^	7,900	342,939
Stericycle, Inc.*^	7,900	411,432
Terex Corp.*	7,800	135,096
Trimble Navigation Ltd*^	20,000	432,200
Valmont Industries, Inc.	4,200	257,712
Waters Corp.*	6,100	223,565
Zebra Technologies Corp.*^	9,300	188,418

TECHNOLOGY — 13.0%
Activision Blizzard, Inc.*^	24,708	213,477
Adobe Systems, Inc.*^	12,200	259,738
Altera Corp.^	27,700	462,867
American Reprographics Co.*	12,300	84,870
Analog Devices, Inc.	20,300	386,106
ANSYS, Inc.*^	10,600	295,634
Autodesk, Inc.*^	17,700	347,805
BMC Software, Inc.*	8,800	236,808
Broadcom Corp.*^	38,600	655,042
Check Point Software Tech.*	10,100	191,799
Citrix Systems, Inc.*	14,200	334,694
Cognizant Technology*^	27,312	493,255
Dun & Bradstreet Corp.	5,600	432,320
Electronic Arts, Inc.*^	20,600	330,424
Fairchild Semiconductor*	16,500	80,685
Fidelity National Information	7,300	118,771
Fiserv, Inc.*	3,900	141,843
Integrated Device Tech.*	19,600	109,956
Intersil Corp.^	11,900	109,361
Intuit, Inc.*	16,600	394,914
Jack Henry & Associates^	9,800	190,218
Kla-Tencor Corp.	7,700	167,783
Lam Research Corp.*^	7,300	155,344
Linear Technology Corp.^	15,300	338,436
Logitech International*^	13,500	210,330
Marvell Technology Group*^	56,900	379,523
Maxim Integrated Products	11,300	129,046
MEMC Electronic Materials*^	9,700	138,516
See Notes to Financial Statements

ADVANCE CAPITAL I — EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

TECHNOLOGY — 13.0% (continued)
Microchip Technology, Inc.^	13,057	$255,003
National Semiconductor	18,000	181,260
NetApp, Inc.*^	24,200	338,074
ON Semiconductor Corp.*	38,800	131,920
Perot Systems Corp.*	20,500	280,235
QLogic Corp.*^	14,600	196,224
Red Hat, Inc.*^	32,000	423,040
Salesforce.com, Inc.*^	11,900	380,919
Seagate Technology	39,900	176,757

	Shares/
Common Stock	Principal	Value

TECHNOLOGY — 13.0% (continued)
SEI Investments Co.	8,700	$136,677
Silicon Laboratories, Inc.*^	8,700	215,586
Synopsys, Inc.*	8,800	162,976
Teradyne, Inc.*	25,900	109,298
Varian Semiconductor*	7,100	128,652
Xilinx, Inc.^	23,400	416,989

TOTAL COMMON STOCK — 89.7%
(Cost $105,482,735)		75,416,690

Fixed Income Securities, Cash Collateral			Shares/
and Short-Term Investments	Coupon	Maturity	Principal	Value

INVESTMENT OF CASH COLLATERAL — 37.4%
Wachovia Asset Securitization, Inc.	0.61%	12/25/11	$1,358,703	$514,697
Calyon NY	2.17%	02/22/10	3,422,905	3,341,943
American International Group	1.09%	06/16/09	748,159	673,343
Bear Stearns Co., Inc.	2.24%	02/23/10	3,056,815	2,968,516
CAM US Finance SA	3.34%	02/01/10	1,870,836	1,798,416
Citigroup Global Markets	3.31%	11/02/09	3,397,458	3,318,423
General Electric Capital Corp.	2.45%	05/10/10	3,337,480	3,143,886
Goldman Sachs Group, Inc.	2.23%	11/16/09	3,003,026	2,876,418
HSBC Finance Corp.	2.43%	11/16/09	651,537	619,312
Merrill Lynch & CO.	2.22%	08/14/09	1,688,686	1,636,967
Morgan Stanley	2.61%	08/07/10	3,143,424	2,941,858
SLM Corp.	3.68%	07/27/09	1,102,230	1,038,956
KKR Atlantic	0.82%	03/25/09	975,129	611,436
CSFB Repurchase Agreement	0.05%	01/02/09	5,891,767	5,891,767

Dated 12/31/08, with a repurchase price of $5,891,783 (Collateralized by $6,041,154 Federal Farm Credit Bank, 0.47%, 6/17/10, market value $5,977,118)

TOTAL INVESTMENT OF CASH COLLATERAL — 37.4% (Cost $35,565,349)				31,375,938

SHORT-TERM INVESTMENTS — 11.9% Fifth Third Instl Money Market Fund (Cost $10,046,774)				10,046,774

TOTAL INVESTMENTS IN SECURITIES — 139.0% (Cost $151,094,858)				116,839,402

OTHER ASSETS LESS LIABILITIES — (39.0%)				(32,765,525)

TOTAL NET ASSETS — 100.0%				$84,073,877

*	Securities are non-income producing

^	A portion of these securities are on loan. At December 31, 2008, the total market value of the Fund’s securities on loan is $35,080,481.

ADR	— American Depository Receipt
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

BASIC MATERIALS — 2.1%
Agnico-Eagle Mines Ltd^	9,700	$497,901
Air Products & Chemicals	5,200	261,404
Albemarle Corp.	2,200	49,060
Alcoa, Inc.^	22,500	253,350
BHP Billiton Ltd — ADR^	7,600	326,040
Carpenter Technology Corp.	11,500	236,210
CF Industries Holdings, Inc.	1,500	73,740
Cia Vale do Rio Doce — ADR^	22,800	276,108
Cliffs Natural Resources, Inc.	4,200	107,562
Ecolab, Inc.^	5,800	203,870
EI Du Pont de Nemours	6,200	156,860
International Flavors & Frag.^	4,100	121,852
Intrepid Potash, Inc.*^	7,400	153,698
Nucor Corp.	4,900	226,380
Potash Corp of Saskatch.^	4,900	358,778
Praxair, Inc.^	4,800	284,928
Rio Tinto PLC — ADR^	2,400	213,384
Sherwin-Williams Co.	4,700	280,825
Sigma-Aldrich Corp.^	1,800	76,032

COMMUNICATIONS — 3.9%
America Movil — ADR	6,300	195,237
American Tower Corp.*	8,400	246,288
AT&T, Inc.	39,600	1,128,600
Baidu, Inc. — ADR*	500	65,285
Cablevision Systems Corp.	3,500	58,940
Central European Media*^	2,600	56,472
Cisco Systems, Inc.*	20,100	327,630
Clear Channel Outdoor*^	6,000	36,900
Crown Castle International*^	7,000	123,060
CTC Media, Inc.*	4,900	23,520
Ctrip.com International Ltd — ADR	1,800	42,840
Digital River, Inc.*	1,800	44,640
Discovery Communications*	3,700	49,543
eBay, Inc.*^	11,300	157,748
Expedia, Inc.*^	14,100	116,184
Factset Research Systems^	2,300	101,752
F5 Networks, Inc.*	3,000	68,580
JDS Uniphase Corp.*^	9,800	35,770
Juniper Networks, Inc.*^	12,800	224,128
Lamar Advertising Co.*^	1,800	22,608
Leap Wireless International*^	3,900	104,871
McAfee, Inc.*	3,900	134,823
McGraw-Hill Cos., Inc.^	17,900	415,101
MetroPCS Communications*^	7,300	108,405
NeuStar, Inc.*^	3,900	74,607

Common Stock	Shares	Value

COMMUNICATIONS — 3.9% (continued)
NII Holdings, Inc.*	6,500	$118,170
Nokia OYJ — ADR	14,900	232,440
Omnicom Group, Inc.	9,600	258,432
priceline.com, Inc.*^	1,900	139,935
SBA Communications Corp.*	13,800	225,216
Shaw Communications, Inc.	3,600	63,648
Sina Corp.*^	2,200	50,930
Symantec Corp.*^	19,900	269,048
Time Warner, Inc.	23,800	239,428
VeriSign, Inc.*^	5,200	99,216
Verizon Communications^	37,900	1,284,810
Walt Disney Co.^	17,800	403,882
WPP PLC — ADR	8,989	265,985
Yahoo!, Inc.*^	15,800	192,760

CONSUMER, CYCLICAL — 4.0%
Advance Auto Parts, Inc.	2,300	77,395
AnnTaylor Stores Corp.*	1,900	10,963
Bed Bath & Beyond, Inc.*	4,400	111,848
Carnival Corp.*	7,500	182,400
Centex Corp.*^	17,500	186,200
Chipotle Mexican Grill, Inc.*	800	45,832
Choice Hotels International^	3,700	111,222
Coach, Inc.*^	7,000	145,390
Copart, Inc.*	2,200	59,818
CVS Caremark Corp.^	8,200	235,668
Dick’s Sporting Goods, Inc.*^	2,400	33,864
DreamWorks Animation*^	2,600	65,676
Family Dollar Stores, Inc.^	13,700	357,159
Fastenal Co.^	2,800	97,580
Home Depot, Inc.	17,500	402,850
International Game Tech.	19,000	225,910
KB Home^	2,700	36,774
Lennar Corp.^	20,000	173,400
Marriott International, Inc.^	17,000	330,650
Mattel, Inc.	17,500	280,000
Men’s Wearhouse, Inc.^	1,775	24,034
O’Reilly Automotive, Inc.*	2,900	89,146
PACCAR, Inc.	9,600	274,560
Panera Bread Co.*^	1,900	99,256
PetSmart, Inc.	2,100	38,745
Pulte Homes, Inc.*^	2,500	27,325
Ross Stores, Inc.^	4,700	139,731
Royal Caribbean Cruises*^	3,900	53,625
Skywest, Inc.	3,300	61,380
Southwest Airlines Co.^	16,900	145,678
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

CONSUMER, CYCLICAL — 4.0% (continued)
Staples, Inc.^	16,800	$301,056
Starbucks Corp.*	9,500	89,870
Starwood Hotels & Resorts^	12,100	216,590
Tiffany & Co.^	17,100	404,073
Tim Hortons, Inc.	4,200	121,128
TJX Cos., Inc.^	18,100	372,317
Toll Brothers, Inc.*	3,100	66,433
Tractor Supply Co.*^	1,700	61,438
Urban Outfitters, Inc.*	3,400	50,932
WABCO Holdings, Inc.	4,800	75,792
Walgreen Co.	8,300	204,761
Wal-Mart Stores, Inc.^	13,800	773,628
Williams-Sonoma, Inc.^	3,000	23,580
WMS Industries, Inc.*^	2,100	56,490
WW Grainger, Inc.^	5,200	409,968
Wynn Resorts Ltd*^	3,000	126,780
Yum! Brands, Inc.	15,700	494,550

CONSUMER, NON-CYCLICAL — 11.0%
Abbott Laboratories^	10,175	543,040
Alexion Pharmaceuticals*	1,700	61,523
Allergan, Inc.	5,840	235,469
Altria Group, Inc.	24,800	373,488
American Medical Systems*^	4,900	44,051
Amgen, Inc.*^	14,000	808,500
Amylin Pharmaceuticals, Inc.*^	4,200	45,570
Apollo Group, Inc.*	3,245	248,632
Arthrocare Corp.*^	2,000	9,540
AstraZeneca PLC — ADR	5,300	217,459
Automatic Data Processing	12,300	483,882
Avon Products, Inc.^	21,500	516,645
Becton Dickinson and Co.	900	61,551
Biogen Idec, Inc.*	1,400	66,682
BioMarin Pharmaceutical, Inc.*	2,100	37,380
Brown-Forman Corp.	8,125	418,356
Cephalon, Inc.*^	1,100	84,744
Charles River Laboratories*	2,200	57,640
CIGNA Corp.	9,500	160,075
Clorox Co.^	7,400	411,144
Coca-Cola Co.^	10,400	470,808
Colgate-Palmolive Co.	4,100	281,014
Corporate Executive Board	3,200	70,592
Covance, Inc.*	1,200	55,236
Coventry Health Care, Inc.*	2,350	34,968
Covidien Ltd	7,700	279,048
CR Bard, Inc.	2,500	210,650

Common Stock	Shares	Value

CONSUMER, NON-CYCLICAL — 11.0% (continued)
DaVita, Inc.*	1,450	$71,877
DENTSPLY International, Inc.	3,500	98,840
DeVry, Inc.	2,800	160,748
Diageo PLC — ADR	10,600	601,444
Edwards Lifesciences Corp.*	1,200	65,940
Elan Corp PLC — ADR*^	5,000	30,000
Eli Lilly & Co.^	5,100	205,377
Equifax, Inc.	2,200	58,344
Express Scripts, Inc.*	4,400	241,912
General Mills, Inc.	5,400	328,050
Gen-Probe, Inc.*	1,800	77,112
GlaxoSmithKline PLC — ADR	5,400	201,258
Global Payments, Inc.	1,900	62,301
Health Net, Inc.*	3,100	33,759
Henry Schein, Inc.*	2,700	99,063
Hershey Co.^	8,200	284,868
Hologic, Inc.*^	5,400	70,578
Humana, Inc.*	2,400	89,472
Idexx Laboratories, Inc.*	2,400	86,592
Illumina, Inc.*^	5,900	153,695
Intuitive Surgical, Inc.*^	1,200	152,388
Iron Mountain, Inc.*	3,912	96,744
ITT Educational Services, Inc.*	1,800	170,964
JM Smucker Co.	1,700	73,712
Johnson & Johnson^	21,000	1,256,430
Kellogg Co.	4,000	175,400
Kimberly-Clark Corp.	10,600	559,044
Kraft Foods, Inc.^	9,694	260,284
Laboratory Corp of America*	1,800	115,938
Life Technologies Corp.*	1,700	39,627
Lincare Holdings, Inc.*^	2,400	64,632
Lorillard, Inc.	8,100	456,435
Manpower, Inc.	1,400	47,586
Martek Biosciences Corp.*^	1,700	51,527
Masimo Corp.*^	1,600	47,728
McCormick & Co., Inc.^	10,900	347,274
McKesson Corp.	6,600	255,618
Medtronic, Inc.	8,600	270,212
Merck & Co., Inc.	16,800	510,720
Millipore Corp.*	1,100	56,672
Monster Worldwide, Inc.*^	5,700	68,913
Moody’s Corp.^	13,500	271,215
Myriad Genetics, Inc.*	1,000	66,260
New Oriental Education — ADR*	1,100	60,401
Patterson Cos., Inc.*^	2,500	46,875
Paychex, Inc.^	17,793	467,600
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

CONSUMER, NON-CYCLICAL — 11.0% (continued)
PepsiCo., Inc.	8,100	$443,637
Pfizer, Inc.	38,586	683,358
Philip Morris International^	26,800	1,166,068
Procter & Gamble Co.^	17,300	1,069,486
QIAGEN NV*^	3,900	68,484
Quanta Services, Inc.*	6,000	118,800
Quest Diagnostics, Inc.	7,688	399,084
ResMed, Inc.*	1,700	63,716
Ritchie Bros Auctioneers^	8,700	186,354
Robert Half International, Inc.^	4,100	85,362
Schering-Plough Corp.^	9,700	165,191
St Jude Medical, Inc.*	6,900	227,424
Sysco Corp.	7,800	178,932
Techne Corp.^	1,400	90,328
UnitedHealth Group, Inc.^	11,400	303,240
Varian Medical Systems*	3,000	105,120
Vertex Pharmaceuticals, Inc.*	2,550	77,469
VistaPrint Ltd*^	2,900	53,969
Warner Chilcott Ltd*^	4,700	68,150
WellPoint, Inc.*	8,600	362,318
Western Union Co.	12,200	174,948
Wyeth	13,200	495,132
Zimmer Holdings, Inc.*	4,800	194,016

ENERGY — 5.8%
Apache Corp.	2,800	208,684
Arch Coal, Inc.	3,900	63,531
Baker Hughes, Inc.^	8,800	282,216
Bill Barrett Corp.*^	3,200	67,616
BJ Services Co.^	30,600	357,102
BP PLC — ADR^	18,692	873,664
Cabot Oil & Gas Corp.	5,300	137,800
Chevron Corp.	13,742	1,016,496
Cameron International Corp.*^	8,200	168,100
Complete Production Svcs.*	5,000	40,750
Concho Resources, Inc.*	7,500	171,150
Consol Energy, Inc.^	8,500	242,930
Core Laboratories NV	2,100	125,706
Devon Energy Corp.^	5,100	335,121
Diamond Offshore Drilling, Inc.^	4,100	241,654
EOG Resources, Inc.	2,300	153,134
Exxon Mobil Corp.^	17,202	1,373,236
FMC Technologies, Inc.*	5,300	126,299
Forest Oil Corp.*^	22,600	372,674
Foundation Coal Holdings	5,100	71,502
GT Solar International, Inc.*	11,000	31,790

Common Stock	Shares	Value

ENERGY — 5.8% (continued)
Mariner Energy, Inc.*	5,700	$58,140
Massey Energy Co.	2,000	27,580
Murphy Oil Corp.^	16,800	745,080
Nabors Industries Ltd*^	8,400	100,548
Newfield Exploration Co.*	14,100	278,475
Peabody Energy Corp.^	8,700	197,925
Petroleo Brasileiro SA — ADR^	7,800	159,198
Royal Dutch Shell PLC — ADR^	10,600	561,164
SandRidge Energy, Inc.*	4,500	27,675
Schlumberger Ltd^	7,660	324,248
Smith International, Inc.^	17,400	398,286
Sunoco, Inc.	7,000	304,220
Tetra Technologies, Inc.*	5,700	27,702
Total SA^	14,600	807,380
Ultra Petroleum Corp.*^	11,200	386,512
Weatherford International Ltd*	11,800	127,676
Williams Cos., Inc.^	19,200	278,016
XTO Energy, Inc.	8,400	296,268

FINANCIAL — 5.8%
ACE Ltd	4,400	232,848
Aflac, Inc.	8,300	380,472
American Express Co.	6,500	120,575
AON Corp.	6,100	278,648
Arch Capital Group Ltd*^	6,300	441,630
Assurant, Inc.	1,200	36,000
AvalonBay Communities, Inc.	3,000	181,740
Axis Capital Holdings Ltd	2,700	78,624
Bank of America Corp.	14,126	198,894
Bank of New York^	12,471	353,303
BB&T Corp.^	9,600	263,616
BlackRock, Inc.	1,000	134,150
Chubb Corp.	8,900	453,900
Citigroup, Inc.^	21,244	142,547
City National Corp.^	4,200	204,540
CME Group, Inc.	1,300	270,543
Eaton Vance Corp.^	6,700	140,767
Equity Residential	5,600	166,992
Federated Investors, Inc.^	9,800	166,208
Franklin Resources, Inc.	4,400	280,632
Goldman Sachs Group, Inc.	2,400	202,536
HCC Insurance Holdings, Inc.	3,000	80,250
Interactive Brokers Group*	3,100	55,459
IntercontinentalExchange*	2,000	164,880
Janus Capital Group, Inc.	6,000	48,180
JPMorgan Chase & Co.	36,300	1,144,539
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

FINANCIAL — 5.8% (continued)
Keycorp^	14,400	$122,688
Lazard Ltd	2,000	59,480
Manulife Financial Corp.^	20,400	347,412
Northern Trust Corp.	15,200	792,528
optionsXpress Holdings, Inc.^	3,300	44,088
PNC Financial Services^	9,100	445,900
Progressive Corp.*	14,600	216,226
RenaissanceRe Holdings	6,900	355,764
Simon Property Group, Inc.	2,700	143,451
State Street Corp.^	7,300	287,109
SunTrust Banks, Inc.^	8,300	245,182
SVB Financial Group*^	1,600	41,968
Travelers Cos., Inc.	6,900	311,880
US Bancorp^	28,728	718,487
Wells Fargo & Co.^	43,560	1,284,149

INDUSTRIAL — 5.7%
3M Co.^	7,200	414,288
Agilent Technologies, Inc.*	8,900	139,107
Alliant Techsystems, Inc.*^	3,900	334,464
AMETEK, Inc.	4,000	120,840
Amphenol Corp.	3,200	76,736
Boeing Co.^	9,540	407,072
Caterpillar, Inc.	6,700	299,289
CH Robinson Worldwide, Inc.^	4,700	258,641
Cogent, Inc.*	4,600	62,422
CSX Corp.	6,100	198,067
Cummins, Inc.^	4,300	114,939
Cymer, Inc.*	2,900	63,539
Dolby Laboratories, Inc.*	4,300	140,868
Donaldson Co., Inc.	3,700	124,505
Emerson Electric Co.	9,200	336,812
Empresa Brasileira — ADR^	15,700	254,497
Expeditors International^	7,000	232,890
FLIR Systems, Inc.*^	2,000	61,360
Flowserve Corp.	1,300	66,950
Fluor Corp.	4,100	183,967
Foster Wheeler Ltd*^	5,300	123,914
General Cable Corp.*^	2,500	44,225
General Dynamics Corp.	6,900	397,371
General Electric Co.^	78,400	1,270,080
Gentex Corp.^	4,400	38,852
Goodrich Corp.	15,000	555,300
Graco, Inc.^	2,300	54,579
Harsco Corp.	2,400	66,432
Honeywell International, Inc.	8,500	279,055

Common Stock	Shares	Value

INDUSTRIAL — 5.7% (continued)
IDEX Corp.	2,625	$63,394
II-VI, Inc.*^	2,300	43,907
Illinois Tool Works, Inc.	6,900	241,845
Itron, Inc.*^	900	57,366
ITT Corp.	10,200	469,098
Jabil Circuit, Inc.^	34,100	230,175
Joy Global, Inc.^	12,400	283,836
Landstar System, Inc.^	5,100	195,993
Lockheed Martin Corp.	5,600	470,848
McDermott International, Inc.*	7,400	73,112
Mettler Toledo International*	800	53,920
National Instruments Corp.	3,050	74,298
Northrop Grumman Corp.	4,100	184,664
Pall Corp.	2,300	65,389
Precision Castparts Corp.^	3,500	208,180
Republic Services, Inc.	3,950	97,921
Rockwell Collins, Inc.	5,500	214,995
Roper Industries, Inc.^	2,700	117,207
Stericycle, Inc.*^	2,600	135,408
Terex Corp.*	2,300	39,836
Trimble Navigation Ltd*	7,000	151,270
Union Pacific Corp.^	10,600	506,680
United Technologies Corp.^	7,800	418,080
Valmont Industries, Inc.	1,600	98,176
Waters Corp.*	2,000	73,300
Zebra Technologies Corp.*^	2,200	44,572

TECHNOLOGY — 3.0%
Activision Blizzard, Inc.*^	8,642	74,667
Adobe Systems, Inc.*^	4,300	91,547
Altera Corp.^	10,700	178,797
American Reprographics Co.*	4,400	30,360
Analog Devices, Inc.	13,600	258,672
ANSYS, Inc.*^	3,200	89,248
Autodesk, Inc.*^	6,800	133,620
BMC Software, Inc.*	2,900	78,039
Broadcom Corp.*^	13,500	229,095
Check Point Software Tech.*^	2,800	53,172
Citrix Systems, Inc.*^	5,000	117,850
Cognizant Technology*^	9,736	175,832
Dell, Inc.*^	19,000	194,560
Dun & Bradstreet Corp.	2,000	154,400
Electronic Arts, Inc.*	7,200	115,488
EMC Corp.*^	14,100	147,627
Fairchild Semiconductor*	5,400	26,406
Fidelity National Information	4,400	71,588
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

TECHNOLOGY — 3.0% (continued)
Fiserv, Inc.*	1,650	$60,011
Integrated Device Tech.*	6,100	34,221
Intel Corp.	28,700	420,742
Intersil Corp.	4,100	37,679
Intuit, Inc.*	6,800	161,772
Jack Henry & Associates^	3,200	62,112
Kla-Tencor Corp.	2,200	47,938
Lam Research Corp.*^	2,600	55,328
Linear Technology Corp.^	11,000	243,320
Logitech International*^	4,300	66,994
Marvell Technology Group*^	21,600	144,072
Maxim Integrated Products	3,600	41,112
MEMC Electronic Materials*^	3,800	54,264
Microchip Technology, Inc.^	10,512	205,299
Microsoft Corp.^	27,100	526,824
National Semiconductor	20,500	206,435
NetApp, Inc.*^	8,500	118,745
ON Semiconductor Corp.*	13,700	46,580
Oracle Corp.*^	11,100	196,803
Perot Systems Corp.*	5,800	79,286
QLogic Corp.*^	3,100	41,664
Red Hat, Inc.*^	11,700	154,674
Salesforce.com, Inc.*^	3,800	121,638
Seagate Technology	39,300	174,099
SEI Investments Co.	2,900	45,559

Common Stock	Shares	Value

TECHNOLOGY — 3.0% (continued)
Silicon Laboratories, Inc.*^	2,800	$69,384
Synopsys, Inc.*	3,900	72,228
Teradyne, Inc.*	9,200	38,824
Texas Instruments, Inc.^	11,400	176,928
Varian Semiconductor*	3,400	61,608
Xilinx, Inc.^	17,400	310,068

UTILITIES — 1.9%
Allegheny Energy, Inc.^	8,500	287,810
Ameren Corp.^	8,800	292,688
Duke Energy Corp.^	21,600	324,216
Entergy Corp.	2,700	224,451
Exelon Corp.^	3,950	219,660
FPL Group, Inc.	6,300	317,079
Integrys Energy Group, Inc.	4,900	210,602
Pepco Holdings, Inc.	10,500	186,480
Pinnacle West Capital Corp.	9,900	318,087
Progress Energy, Inc.	8,600	342,710
SCANA Corp.	11,000	391,600
Southern Co.^	10,800	399,600
TECO Energy, Inc.^	15,800	195,133

TOTAL COMMON STOCK — 43.2%
(Cost $112,619,200)		$86,566,434

*	Securities are non-income producing

^	A portion of these securities are on loan. At December 31, 2008, the total market value of the Fund’s common stock securities on loan is $36,464,032.

ADR	— American Depository Receipt
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

BASIC MATERIALS — 3.5%
Alcoa, Inc.^	5.375	01/15/2013	$2,000,000	$1,729,229
BHP Billiton Finance USA Ltd	7.250	03/01/2016	500,000	505,931
Carpenter Technology Corp.	7.625	08/15/2011	1,500,000	1,512,018
Ispat Inland ULC^	9.750	04/01/2014	2,000,000	1,711,844
Rohm and Haas Holdings Ltd	9.800	04/15/2020	287,500	342,119
Westvaco Corp.	7.650	03/15/2027	1,350,000	1,227,987

COMMUNICATIONS — 6.5%
CBS Corp.	8.625	08/01/2012	1,000,000	817,748
New Cingular Wireless Services	8.750	03/01/2031	1,000,000	1,250,085
Comcast Holdings Corp.	10.625	07/15/2012	2,000,000	2,124,124
COX Communications, Inc.^	6.850	01/15/2018	1,050,000	984,900
Deutsche Telekom International^	8.500	06/15/2010	1,900,000	1,957,141
Michigan Bell Telephone Co.	7.850	01/15/2022	1,000,000	1,032,949
TW, Inc.	9.150	02/01/2023	2,000,000	2,133,004
Viacom, Inc.	5.750	04/30/2011	1,000,000	908,188
Verizon New Jersey, Inc.	8.000	06/01/2022	650,000	614,954
Vodafone Group PLC	5.375	01/30/2015	1,500,000	1,412,844

CONSUMER, CYCLICAL — 2.9%
Best Buy Co., Inc.*	6.750	07/15/2013	2,000,000	1,867,138
CVS Caremark Corp.	5.750	06/01/2017	2,000,000	1,882,938
Macy’s Retail Holdings, Inc.	7.450	09/15/2011	1,000,000	785,599
Whirlpool Corp.	5.500	03/01/2013	1,500,000	1,186,773

CONSUMER, NON-CYCLICAL — 2.0%
Genentech, Inc.	4.750	07/15/2015	1,000,000	1,006,064
Kraft Foods, Inc.	6.125	02/01/2018	1,000,000	979,897
UnitedHealth Group, Inc.	5.500	11/15/2012	1,000,000	911,280
Wyeth	6.000	02/15/2036	1,000,000	1,072,906

ENERGY — 4.2%
Canadian Oil Sands Ltd*	5.800	08/15/2013	1,450,000	1,382,500
Marathon Oil Canada Corp.	8.375	05/01/2012	1,350,000	1,288,767
Noble Corp.	5.875	06/01/2013	1,000,000	974,578
Premcor Refining Group, Inc.	7.500	06/15/2015	1,000,000	900,415
StatoilHydro ASA	7.500	10/01/2016	1,000,000	1,111,216
TransCanada Pipelines Ltd	7.690	06/30/2016	1,100,000	1,142,964
Weatherford International, Inc.	6.350	06/15/2017	2,000,000	1,706,872

FINANCIAL — 11.1%
AIG Retirement Services, Inc.	8.125	04/28/2023	500,000	307,212
Allied Capital Corp.	6.000	04/01/2012	1,000,000	692,192
American Express Bank FSB	5.500	04/16/2013	2,000,000	1,894,480
BankAmerica Institutional*	7.700	12/31/2026	1,000,000	839,902
Bank of America Corp.	7.750	08/15/2015	1,250,000	1,278,326
Bank One Corp.	10.000	08/15/2010	750,000	790,319
Deutsche Bank Trust Corp.	7.500	11/15/2015	1,000,000	988,505
Barnett Capital III	1.795	02/01/2027	1,000,000	450,014
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

FINANCIAL — 11.1% (continued)
CitiFinancial, Inc.	6.625	06/01/2015	$1,250,000	$1,159,154
Comerica Bank	7.125	12/01/2013	940,000	780,653
General Electric Capital Corp.	5.000	03/30/2019	1,000,000	910,193
Goldman Sachs Group, Inc.	6.875	01/15/2011	1,000,000	1,007,305
HSBC Finance Corp.	6.375	11/27/2012	1,000,000	978,380
Invesco Ltd	5.625	04/17/2012	1,000,000	914,975
Jefferies Group, Inc.	6.450	06/08/2027	2,000,000	1,169,256
Morgan Stanley	6.750	10/15/2013	1,000,000	826,386
Morgan Stanley	4.750	04/01/2014	1,000,000	761,889
Morgan Stanley	6.250	08/09/2026	500,000	406,619
Nationwide Life Global Funding*	5.450	10/02/2012	1,000,000	780,876
New York Life Global Funding*	5.250	10/16/2012	1,000,000	980,953
Ohio National Financial Services*	7.000	07/15/2011	1,000,000	989,098
Republic New York Corp.	7.000	03/22/2011	500,000	504,613
Santander Financial Issuances	6.375	02/15/2011	1,000,000	1,040,674
SLM Corp.^	4.000	01/15/2010	1,000,000	905,193
TIAA Global Markets, Inc.*	5.125	10/10/2012	1,000,000	985,650

INDUSTRIAL — 4.4%
Burlington Northern Santa Fe	5.750	03/15/2018	1,000,000	963,981
Clark Equipment Co.	8.000	05/01/2023	500,000	519,849
Federal Express Corp.	8.760	05/22/2015	1,500,000	1,495,148
Joy Global, Inc.	6.000	11/15/2016	700,000	588,603
Koninklijke Philips Electronics	7.250	08/15/2013	1,000,000	1,028,680
Northrop Grumman	6.250	01/15/2010	750,000	746,141
Thomas & Betts Corp.	7.250	06/01/2013	2,000,000	2,065,766
United Parcel Service of America	8.375	04/01/2020	1,000,000	1,326,147

MORTGAGE SECURITIES — 9.1%
Chase Mortgage Finance Corp.	6.500	05/25/2036	1,218,712	910,269
Countrywide Alternative	6.000	06/25/2037	1,742,709	484,485
Fannie Mae Pool	7.000	04/01/2033	718,088	758,040
Freddie Mac Gold Pool	6.500	06/01/2024	760,643	798,437
Freddie Mac Gold Pool	7.000	10/01/2031	1,039,682	1,094,213
Freddie Mac Gold Pool	6.500	02/01/2032	1,093,180	1,140,665
Freddie Mac Gold Pool	6.500	08/01/2032	875,153	913,168
Freddie Mac Gold Pool	6.500	12/01/2032	1,243,994	1,299,585
Freddie Mac Gold Pool	6.500	04/01/2033	549,441	573,994
Ginnie Mae I pool	6.000	06/15/2037	1,964,846	2,031,816
Ginnie Mae I pool	6.000	07/15/2038	1,975,201	2,041,537
Ginnie Mae I pool	6.500	10/15/2038	1,982,082	2,064,754
Ginnie Mae I pool	6.500	10/15/2038	1,995,804	2,079,048
Lehman Mortgage Trust	6.000	09/25/2036	1,201,925	516,076
MASTR Asset Securitization	6.250	05/25/2036	1,129,473	852,957
Residential Asset Securitization	6.500	06/25/2037	1,597,012	748,101

TECHNOLOGY — 2.0%
International Business Machines	7.500	06/15/2013	2,000,000	2,260,508
Samsung Electronics Co Ltd*	7.700	10/01/2027	1,615,000	1,685,690
See Notes to Financial Statements

ADVANCE CAPITAL I — BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Fixed Income Securities, Cash Collateral			Shares/
and Short-Term Investments	Coupon	Maturity	Principal	Value

UTILITIES — 3.8%
Detroit Edison Co.	6.400	10/01/2013	$2,000,000	$2,078,418
Entergy Gulf States, Inc.	5.250	08/01/2015	1,750,000	1,493,392
Michigan Consolidated Gas Co.	8.250	05/01/2014	1,050,000	1,141,184
Northern States Power Co.	8.000	08/28/2012	1,000,000	1,054,589
PSEG Power LLC^	5.500	12/01/2015	2,000,000	1,787,340

TOTAL FIXED-INCOME SECURITIES — 49.5%
(Cost $110,335,442)				99,350,370

INVESTMENT OF CASH COLLATERAL — 18.2%
Wachovia Asset Securitization, Inc.	0.61%	12/25/11	2,241,680	849,182
Calyon NY	2.17%	02/22/10	3,924,658	3,831,828
American International Group	1.09%	06/16/09	892,718	803,446
Bear Stearns Co., Inc.	2.24%	02/23/10	3,563,770	3,460,827
CAM US Finance SA	3.34%	02/01/10	2,194,602	2,109,649
Citigroup Global Markets	3.31%	11/02/09	3,906,219	3,815,349
General Electric Capital Corp.	2.45%	05/10/10	3,842,998	3,620,081
Goldman Sachs Group, Inc.	2.23%	11/16/09	3,494,060	3,346,750
HSBC Finance Corp.	2.43%	11/16/09	744,623	707,794
Merrill Lynch & CO.	2.22%	08/14/09	1,955,541	1,895,649
Morgan Stanley	2.61%	08/07/10	3,549,419	3,321,820
SLM Corp.	3.68%	07/27/09	1,253,479	1,181,528
KKR Atlantic	0.82%	03/25/09	1,174,861	736,674
CSFB Repurchase Agreement	0.05%	01/02/09	6,757,537	6,757,537

Dated 12/31/08, with a repurchase price of $6,757,556 (Collateralized by $6,928,876 Federal Farm Credit Bank, 0.47%, 6/17/10, market value $6,855,430)

TOTAL INVESTMENT OF CASH COLLATERAL — 18.2%
(Cost $40,791,497)				36,438,114

SHORT-TERM INVESTMENTS — 7.7%
Fifth Third Institutional Money Market Fund
(Cost $15,179,129)				15,179,129

TOTAL INVESTMENTS IN SECURITIES — 118.6%
(Cost $278,925,268)				237,534,047

OTHER ASSETS LESS LIABILITIES — (18.6%)				(37,218,663)

TOTAL NET ASSETS — 100.0%				$200,315,384

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2008, the aggregate market value of these securities amounted to $9,511,807 or 4.75% of net assets.

^	A portion of these securities are on loan. At December 31, 2008, the total market value of the Fund’s fixed income securities on loan is $3,698,265.
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

BASIC MATERIALS — 5.1%
AK Steel Corp.	7.750	06/15/2012	$2,000,000	$1,560,000
Alcoa, Inc.	5.870	02/23/2022	3,000,000	2,126,924
Carpenter Technology Corp.	7.625	08/15/2011	2,295,000	2,313,388
Century Aluminum Co.^	7.500	08/15/2014	3,000,000	1,725,000
CRA Finance USA Ltd	7.125	12/01/2013	500,000	562,284
Ispat Inland ULC	9.750	04/01/2014	3,500,000	2,995,727
Placer Dome, Inc.	7.750	06/15/2015	1,500,000	1,507,407
Steel Dynamics, Inc.	7.375	11/01/2012	3,000,000	2,190,000
Westvaco Corp.	7.650	03/15/2027	2,700,000	2,455,974

COMMUNICATIONS — 10.4%
CBS Corp.	8.625	08/01/2012	750,000	613,311
CBS Corp.^	5.625	08/15/2012	2,000,000	1,646,022
Comcast Cable Communications	8.500	05/01/2027	1,000,000	1,126,896
Comcast Holdings Corp.	10.625	07/15/2012	1,500,000	1,593,092
COX Communications, Inc.	6.850	01/15/2018	1,250,000	1,172,500
COX Enterprises, Inc.*	7.375	07/15/2027	1,000,000	946,549
DirecTV Holdings LLC^	6.375	06/15/2015	3,000,000	2,767,500
GTE Corp.	8.750	11/01/2021	1,500,000	1,621,890
Lamar Media Corp.^	7.250	01/01/2013	3,000,000	2,392,500
Liberty Media LLC^	5.700	05/15/2013	3,000,000	1,966,731
Michigan Bell Telephone Co.	7.850	01/15/2022	2,000,000	2,065,898
News America Holdings, Inc.	8.500	02/23/2025	2,300,000	2,263,506
Pacific Bell Telephone Co.	7.250	11/01/2027	2,000,000	1,808,712
Qwest Corp.	8.875	03/15/2012	3,000,000	2,775,000
Rogers Wireless, Inc.	8.000	12/15/2012	3,000,000	2,872,500
Sprint Capital Corp.^	6.375	05/01/2009	1,000,000	993,750
TW, Inc.	9.150	02/01/2023	3,000,000	3,199,506
Verizon New Jersey, Inc.	8.000	06/01/2022	1,000,000	946,083
Viacom, Inc.	5.750	04/30/2011	3,000,000	2,724,564

CONSUMER, CYCLICAL — 5.8%
Best Buy Co., Inc.*	6.750	07/15/2013	3,000,000	2,800,706
Brown Shoe Co., Inc.	8.750	05/01/2012	1,000,000	740,000
CVS Caremark Corp.	5.750	06/01/2017	3,000,000	2,824,408
Home Depot, Inc.	5.875	12/16/2036	3,000,000	2,352,306
Macy’s Retail Holdings, Inc.	4.800	07/15/2009	1,500,000	1,421,756
Meritor Automotive, Inc.	6.800	02/15/2009	348,000	339,300
MGM Mirage	6.750	09/01/2012	3,000,000	2,100,000
Royal Caribbean Cruises Ltd	8.750	02/02/2011	3,000,000	2,310,000
Speedway Motorsports, Inc.^	6.750	06/01/2013	3,000,000	2,160,000
Toro Co.	7.800	06/15/2027	2,177,000	2,098,748
Wynn Las Vegas LLC	6.625	12/01/2014	1,000,000	755,000
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

CONSUMER, NON-CYCLICAL — 10.0%
Altria Group, Inc.^	8.500	11/10/2013	$3,000,000	$3,107,231
Archer-Daniels-Midland Co.	8.375	04/15/2017	1,000,000	1,175,115
Campbell Soup Co.	8.875	05/01/2021	2,145,000	2,737,219
CIGNA Corp.	7.650	03/01/2023	1,500,000	1,327,491
CIGNA Corp.	7.875	05/15/2027	1,000,000	926,263
Corrections Corp of America^	7.500	05/01/2011	3,000,000	2,970,000
Diageo Capital PLC	5.750	10/23/2017	2,000,000	1,935,202
FBG Finance Ltd*	5.125	06/15/2015	2,000,000	1,648,566
Kraft Foods, Inc.	6.125	02/01/2018	3,000,000	2,939,691
Land O’ Lakes, Inc.	9.000	12/15/2010	3,000,000	2,985,000
Sysco Corp.	6.500	08/01/2028	3,000,000	3,243,018
UnitedHealth Group, Inc.	5.500	11/15/2012	3,000,000	2,733,840
WellPoint, Inc.^	5.875	06/15/2017	3,500,000	3,185,473
Wyeth	6.000	02/15/2036	3,000,000	3,218,718

DIVERSIFIED — 0.7%
Leucadia National Corp.	7.000	08/15/2013	3,000,000	2,385,000

ENERGY — 9.5%
ANR Pipeline Co.	9.625	11/01/2021	2,000,000	2,191,292
Burlington Resources, Inc.	9.125	10/01/2021	700,000	859,462
Canadian Oil Sands Ltd*	5.800	08/15/2013	2,000,000	1,906,895
Husky Energy, Inc.	6.200	09/15/2017	2,575,000	2,301,605
Kerr-McGee Corp.	6.875	09/15/2011	500,000	494,816
Louisiana Land & Exploration	7.650	12/01/2023	750,000	829,951
National Oilwell Varco, Inc.^	6.125	08/15/2015	2,500,000	2,171,553
Noble Corp.	5.875	06/01/2013	3,000,000	2,923,734
Plains Exploration & Production^	7.750	06/15/2015	2,500,000	1,887,500
StatoilHydro ASA	7.500	10/01/2016	3,000,000	3,333,648
Sunoco, Inc.	4.875	10/15/2014	2,000,000	1,682,208
Swift Energy Co.	7.625	07/15/2011	3,000,000	2,340,000
Transocean Ltd	7.375	04/15/2018	2,000,000	1,935,688
Ultramar Diamond Shamrock	7.200	10/15/2017	2,250,000	2,109,785
USX Corp.	9.375	02/15/2012	2,150,000	2,263,759
USX Corp.	9.375	05/15/2022	610,000	665,470
Weatherford International, Inc.	6.350	06/15/2017	3,000,000	2,560,308

FINANCIAL — 15.6%
AIG Retirement Services, Inc.	8.125	04/28/2023	2,000,000	1,228,848
Allied Capital Corp.	6.000	04/01/2012	2,000,000	1,384,383
American Express Bank FSB	5.500	04/16/2013	3,000,000	2,841,720
BankAmerica Capital II	8.000	12/15/2026	1,000,000	817,328
Caterpillar Financial Services	5.450	04/15/2018	2,000,000	1,872,570
Citigroup, Inc.	7.250	10/01/2010	1,000,000	992,413
Citigroup, Inc.	6.125	11/21/2017	2,000,000	2,021,080
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

FINANCIAL — 15.6% (continued)
Comerica Bank	7.125	12/01/2013	$1,500,000	$1,245,723
Comerica Bank	8.375	07/15/2024	200,000	145,792
Deutsche Bank Trust Corp.	7.500	11/15/2015	2,500,000	2,471,263
Fairfax Financial Holdings Ltd^	7.750	04/26/2012	1,000,000	890,000
Farmers Insurance Exchange*	8.625	05/01/2024	2,000,000	1,336,564
Fifth Third Bank	5.200	03/01/2019	900,000	768,759
General Electric Capital Corp.^	5.250	10/19/2012	1,000,000	1,007,211
General Electric Capital Corp.	5.000	03/30/2019	3,000,000	2,730,579
Goldman Sachs Group, Inc.	6.750	10/01/2037	2,500,000	2,029,670
Hospitality Properties Trust	5.625	03/15/2017	1,000,000	461,139
Host Hotels & Resorts LP^	6.875	11/01/2014	2,000,000	1,540,000
HSBC America Capital Trust II*	8.380	05/15/2027	1,000,000	993,906
HSBC Finance Corp.^	6.375	11/27/2012	1,000,000	978,380
Icahn Enterprises LP^	7.125	02/15/2013	3,000,000	2,070,000
Invesco Ltd	5.375	02/27/2013	2,000,000	1,776,380
Invesco Ltd	5.625	04/17/2012	1,000,000	914,975
Jefferies Group, Inc.	6.450	06/08/2027	3,000,000	1,753,884
JPMorgan Chase & Co.	6.625	03/15/2012	500,000	512,199
MBNA Capital A	8.278	12/01/2026	2,000,000	1,659,856
Merrill Lynch & Co., Inc.	5.450	02/05/2013	1,500,000	1,441,869
Morgan Stanley	5.250	11/02/2012	1,000,000	909,474
Morgan Stanley^	5.950	12/28/2017	2,000,000	1,659,962
Nationsbank Corp.	10.200	07/15/2015	1,000,000	1,096,842
New England Mutual Life Ins.	7.875	02/15/2024	1,650,000	1,506,014
Ohio National Financial Services*	7.000	07/15/2011	2,000,000	1,978,196
Republic New York Corp.	9.125	05/15/2021	1,000,000	1,117,599
Santander Financial Issuances	6.375	02/15/2011	750,000	780,506
Security Benefit Life Insurance*	8.750	05/15/2016	2,000,000	700,000
SLM Corp.^	4.000	01/15/2010	3,000,000	2,715,579
Travelers Property Casualty	7.750	04/15/2026	2,000,000	2,119,678
Washington Mutual Finance	6.875	05/15/2011	1,000,000	955,719

INDUSTRIAL — 7.9%
Allied Waste North America, Inc.^	6.375	04/15/2011	2,000,000	1,900,000
Arrow Electronics, Inc.	7.500	01/15/2027	2,300,000	1,795,513
Burlington Northern, Inc.	8.750	02/25/2022	1,750,000	2,014,952
Canadian Pacific Railway Co.^	6.500	05/15/2018	3,000,000	2,645,826
Clark Equipment Co.	8.000	05/01/2023	500,000	519,849
Deere & Co.	8.500	01/09/2022	1,000,000	1,196,336
Federal Express Corp.	9.650	06/15/2012	1,047,000	1,099,345
Federal Express Corp.	7.630	01/01/2015	1,000,000	966,599
Federal Express Corp.	8.760	05/22/2015	1,000,000	996,765
Gulfmark Offshore, Inc.	7.750	07/15/2014	2,375,000	1,686,250
Ingersoll-Rand Co.	9.000	08/15/2021	305,000	337,369
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

			Principal
Fixed Income Securities	Coupon	Maturity	Amount	Value

INDUSTRIAL — 7.9% (continued)
Joy Global, Inc.	6.000	11/15/2016	$3,000,000	$2,522,586
Koninklijke Philips Electronics	7.250	08/15/2013	2,000,000	2,057,360
Northrop Grumman	9.375	04/15/2021	1,000,000	1,421,993
Pactiv Corp.	7.950	12/15/2025	2,500,000	2,338,253
Stagecoach Transport Holdings	8.625	11/15/2009	500,000	525,477
Thomas & Betts Corp.	7.250	06/01/2013	3,000,000	3,098,649

MORTGAGE SECURITIES — 21.9%
Banc of America Alternative	6.000	11/25/2046	1,321,677	633,579
Banc of America Funding Corp.	6.000	03/25/2037	2,459,106	1,761,873
Banc of America Mortgage	6.000	05/25/2037	2,595,407	1,590,650
Chase Mortgage Finance Corp.	6.500	05/25/2036	2,155,663	1,610,088
Countrywide Alternative Loan	5.250	08/25/2035	955,076	746,728
Countrywide Alternative Loan	5.500	09/25/2035	1,792,794	1,030,856
Countrywide Alternative Loan	6.250	07/25/2036	840,279	551,206
Countrywide Alternative Loan	6.000	07/25/2036	453,831	220,720
Countrywide Alternative	6.000	12/25/2036	1,092,409	469,053
Countrywide Alternative	6.000	05/25/2037	2,321,685	730,793
Countrywide Alternative	6.000	05/25/2037	1,875,061	971,893
Countrywide Alternative	6.000	06/25/2037	2,614,063	726,727
Countrywide Home Loan	5.750	05/25/2037	1,977,020	902,553
Credit Suisse Mortgage Capital	6.500	03/25/2036	731,631	393,938
Credit Suisse Mortgage Capital	6.250	06/25/2036	2,003,465	878,395
Fannie Mae Pool	7.000	02/01/2032	1,492,501	1,580,607
Fannie Mae Pool	7.000	03/01/2032	1,411,721	1,493,870
Fannie Mae Pool	7.000	04/01/2033	1,123,163	1,185,652
First Horizon Alternative Mort.	6.000	08/25/2036	2,234,483	1,347,242
Freddie Mac Gold Pool	6.500	06/01/2024	1,774,833	1,863,020
Freddie Mac Gold Pool	7.000	10/01/2031	1,774,303	1,867,364
Freddie Mac Gold Pool	6.500	02/01/2032	1,750,799	1,826,849
Freddie Mac Gold Pool	7.000	05/01/2032	2,270,251	2,385,833
Freddie Mac Gold Pool	6.500	08/01/2032	1,166,870	1,217,556
Freddie Mac Gold Pool	6.500	04/01/2033	1,648,322	1,721,982
Freddie Mac Gold Pool	7.000	09/01/2033	507,862	532,041
Freddie Mac Gold Pool	6.500	10/01/2038	2,973,442	3,091,450
Ginnie Mae I pool	6.000	06/15/2037	2,947,269	3,047,724
Ginnie Mae I pool	6.000	07/15/2038	2,962,801	3,062,305
Ginnie Mae I pool	6.500	09/15/2038	2,945,417	3,068,269
Ginnie Mae I pool	6.500	09/15/2038	2,967,742	3,091,525
Ginnie Mae I pool	6.500	09/15/2038	2,963,751	3,087,368
Ginnie Mae I pool	6.500	10/15/2038	2,973,123	3,097,130
Ginnie Mae I pool	6.500	10/15/2038	2,994,657	3,119,563
Ginnie Mae I pool	6.500	10/15/2038	3,982,227	4,148,324
Ginnie Mae II pool	6.500	09/20/2038	2,962,737	3,081,690
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Fixed Income Securities and			Shares/
Cash Collateral	Coupon	Maturity	Principal	Value

MORTGAGE SECURITIES — 21.9% (continued)
Ginnie Mae II pool	7.000	10/20/2038	$2,976,776	$3,080,471
Lehman Mortgage Trust	6.480	04/25/2036	1,821,567	1,058,515
Lehman Mortgage Trust	6.000	09/25/2036	2,213,490	950,417
Lehman Mortgage Trust	6.682	06/25/2037	2,367,896	1,399,192
MASTR Alternative Loans Trust	6.500	12/25/2033	235,306	197,290
Merrill Lynch Mortgage Investors	6.250	10/25/2036	2,861,345	1,508,906
Residential Accredit Loans, Inc.	6.000	06/25/2037	2,535,164	1,500,850
Residential Asset Securitization	6.000	04/25/2036	3,000,000	2,082,157
Residential Asset Securitization	6.500	06/25/2037	2,874,621	1,346,582

TECHNOLOGY — 4.7%
Affiliated Computer Services	5.200	06/01/2015	3,000,000	2,160,000
Hewlett-Packard Co.^	5.500	03/01/2018	2,000,000	2,018,452
International Business Machines	8.375	11/01/2019	2,000,000	2,525,884
Lexmark International, Inc.	5.900	06/01/2013	3,000,000	2,364,966
Oracle Corp.	5.750	04/15/2018	3,000,000	3,137,904
Seagate Technology HDD	6.375	10/01/2011	3,000,000	2,070,000
Xerox Corp.	7.625	06/15/2013	2,760,000	2,303,482

UTILITIES — 5.9%
Carolina Power & Light Co.	8.625	09/15/2021	3,000,000	3,617,514
Commonwealth Edison Co.	6.150	09/15/2017	2,155,000	2,003,822
Delmarva Power & Light Co.	6.400	12/01/2013	3,000,000	3,076,035
Detroit Edison Co.	6.400	10/01/2013	3,000,000	3,117,627
Entergy Louisiana LLC	5.090	11/01/2014	2,500,000	2,163,688
PSEG Power LLC	5.500	12/01/2015	2,000,000	1,787,340
CenterPoint Energy Houston	9.150	03/15/2021	2,300,000	2,456,763
Southern Co Capital Funding	5.750	11/15/2015	2,000,000	2,040,130

TOTAL FIXED INCOME SECURITIES — 97.5% (Cost $386,683,640)				334,464,524

INVESTMENT OF CASH COLLATERAL — 8.0%
Wachovia Asset Securitization, Inc.	0.61%	12/25/11	3,221,137	1,220,215
Calyon NY	2.17%	02/22/10	2,652,436	2,589,698
American International Group	1.09%	06/16/09	859,123	773,211
Bear Stearns Co., Inc.	2.24%	02/23/10	2,379,414	2,310,682
CAM US Finance SA	3.34%	02/01/10	1,534,560	1,475,157
Citigroup Global Markets	3.31%	11/02/09	2,696,325	2,633,600
General Electric Capital Corp.	2.45%	05/10/10	2,819,522	2,655,973
Goldman Sachs Group, Inc.	2.23%	11/16/09	2,502,915	2,397,392
HSBC Finance Corp.	2.43%	11/16/09	503,840	478,920
Merrill Lynch & CO.	2.22%	08/14/09	1,355,771	1,314,248
See Notes to Financial Statements

ADVANCE CAPITAL I — RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Fixed Income Securities, Cash Collateral and			Shares/
Short-Term Investments	Coupon	Maturity	Principal	Value

INVESTMENT OF CASH COLLATERAL — 8.0% (continued)
Morgan Stanley	2.61%	08/07/10	3,307,157	$3,095,095
SLM Corp.	3.68%	07/27/09	1,044,290	984,345
KKR Atlantic	0.82%	03/25/09	1,247,737	782,370
CSFB Repurchase Agreement Dated 12/31/08, with a repurchase price of $4,546,701 (Collateralized by $4,661,970 Federal Farm Credit Bank, 0.47%, 6/17/10, market value $4,612,553)	0.05%	01/02/09	4,546,688	4,546,688

TOTAL INVESTMENT OF CASH COLLATERAL — 8.0% (Cost $27,445,858)				27,257,594

SHORT-TERM INVESTMENTS — 1.1%
Fifth Third Institutional Money Market Fund (Cost $3,643,539)				3,643,539

TOTAL INVESTMENTS IN SECURITIES — 106.6% (Cost $417,773,037)				365,365,657

OTHER ASSETS LESS LIABILITIES — (6.6%)				(22,690,309)

TOTAL NET ASSETS — 100.0%				$342,675,348

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2008, the aggregate market value of these securities amounted to $14,411,382 or 4.21% of net assets.

^	A portion of these securities are on loan. At December 31, 2008, the total market value of the Fund’s securities on loan is $26,821,500.
See Notes to Financial Statements

ADVANCE CAPITAL I — CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008

Common Stock	Shares	Value

BASIC MATERIALS — 1.4%
Dow Chemical Co.	3,425	$51,683
Freeport-McMoRan Copper*	2,765	67,577

COMMUNICATIONS — 15.0%
Cisco Systems, Inc.*	12,095	197,149
Google, Inc.*	250	76,913
Harris Corp.	5,085	193,484
Liberty Media Corp.*	12,625	59,464
Liberty Media Corp.*	16,400	286,672
Symantec Corp.*	14,430	195,094
Time Warner, Inc.	25,715	258,693

CONSUMER, CYCLICAL — 3.0%
Staples, Inc.	4,865	87,181
Target Corp.	2,250	77,693
Wal-Mart Stores, Inc.	1,600	89,696

CONSUMER, NON-CYCLICAL — 21.3%
Altria Group, Inc.	14,980	225,599
Biogen Idec, Inc.*	1,855	88,354
CIGNA Corp.	6,435	108,430
Coca-Cola Co.	1,950	88,277
Eli Lilly & Co.	2,450	98,662
Forest Laboratories, Inc.*	4,775	121,619
Johnson & Johnson	5,370	321,287
Pfizer, Inc.	14,415	255,290
Philip Morris International	3,065	133,358
Procter & Gamble Co.	2,925	180,824
ResMed, Inc.*	2,420	90,702
Zimmer Holdings, Inc.*	2,355	95,189

ENERGY — 12.2%
Anadarko Petroleum Corp.	2,125	81,919
Apache Corp.	1,100	81,983
Chesapeake Energy Corp.	9,560	154,585
Chevron Corp.	4,175	308,825
ConocoPhillips	6,250	323,750
Transocean Ltd*	1,775	83,869

Common Stock	Shares/
and Short-Term Investments	Principal	Value

FINANCIAL — 14.7%
ACE Ltd	4,645	$245,813
American Express Co.	3,525	65,389
Berkshire Hathaway, Inc.*	46	147,844
HCC Insurance Holdings, Inc.	5,755	153,946
JPMorgan Chase & Co.	6,675	210,463
Travelers Cos., Inc.	5,240	236,848
US Bancorp	7,460	186,575

INDUSTRIAL — 12.3%
Boeing Co.	5,725	244,286
General Dynamics Corp.	3,265	188,031
General Electric Co.	10,380	168,156
L-3 Communications	2,770	204,371
Northrop Grumman Corp.	5,295	238,487

TECHNOLOGY — 14.5%
Check Point Software Tech.*	13,980	265,480
Computer Sciences Corp.*	6,740	236,844
EMC Corp.*	24,220	253,583
Microsoft Corp.	13,005	252,817
Oracle Corp.*	12,345	218,883

TOTAL COMMON STOCK — 94.4%
(Cost $11,384,415)		8,001,625

SHORT-TERM INVESTMENTS — 5.2%
Fifth Third Instl Money Market Fund	$434,606	434,606

TOTAL INVESTMENTS IN SECURITIES — 99.6%
(Cost $11,819,021)		8,436,231

OTHER ASSETS LESS LIABILITIES — 0.4%		32,574

TOTAL NET ASSETS — 100.0%		$8,468,805

*	Securities are non-income producing
See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	EQUITY	BALANCED	RETIREMENT	CORE
	GROWTH FUND	FUND	INCOME FUND	EQUITY FUND
ASSETS
Investments in securities at value (Cost $151,094,858;$278,925,268; $417,773,037;$11,819,021, respectively)	$116,839,402	$237,534,047	$365,365,657	$8,436,231
Cash	12,533	132,815	129,611	22,500
Receivables
Dividends and interest	59,807	1,779,423	5,117,996	16,092
Capital shares receivable	0	0	81,961	0
Securities lending income	30,862	30,416	25,839	0
From adviser (See Notes 4 and 6)	2,020,490	2,124,258	70,189	0
Interfund (See Note 4)	755,903	0	0	0
Money market interest	18,000	27,400	8,500	300
Prepaid expenses	13,980	22,641	26,942	3,810

Total assets	119,750,977	241,651,000	370,826,695	8,478,933

LIABILITIES
Interfund payable (See Note 4)	0	300,159	455,744	0
Payable for return of collateral received	35,565,349	40,791,497	27,445,858	0
Accounts payable and accrued expenses	14,430	33,747	56,224	2,005
Capital shares payable	97,321	200,760	148,071	0
Distributions payable	0	9,453	45,450	8,123

Total liabilities	35,677,100	41,335,616	28,151,347	10,128

Net assets	$84,073,877	$200,315,384	$342,675,348	$8,468,805

NET ASSETS
Retail shares
Net assets	83,981,410	200,198,545	340,834,039	8,468,763
Number of shares outstanding	6,526,653	16,960,176	45,708,771	1,300,813
Net asset value	$12.87	$11.80	$7.46	$6.51

Institutional shares
Net assets	92,467	116,839	1,841,309	42
Number of shares outstanding	7,218	9,924	246,935	6
Net asset value	$12.81	$11.77	$7.46	$6.51

Net assets consist of Paid-in capital	134,997,254	281,825,120	452,362,595	13,189,471
Accumulated undistributed net investment income	58,067	43,575	2,122	0
Accumulated undistributed net realized loss on investments	(16,725,988)	(40,162,090)	(57,281,989)	(1,337,876)
Net unrealized appreciation (depreciation) in value of investments	(34,255,456)	(41,391,221)	(52,407,380)	(3,382,790)

Net assets	$84,073,877	$200,315,384	$342,675,348	$8,468,805

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

	EQUITY	BALANCED	RETIREMENT	CORE
	GROWTH FUND	FUND	INCOME FUND	EQUITY FUND
INVESTMENT INCOME
Interest	$0	$6,757,957	$26,411,039	$0
Dividends	1,358,795	4,288,337	387,627	208,737
Securities lending income, net	370,185	350,706	102,690	0

Total investment income	1,728,980	11,397,000	26,901,356	208,737

EXPENSES
Investment advisory fees	1,197,630	2,301,370	1,954,445	85,918
Distribution fees — Retail Class	427,417	821,523	965,366	26,329
Transfer agent and shareholder reporting costs	68,000	125,040	160,430	15,913
Custodian fees	21,075	38,122	26,550	11,230
Directors fees and expenses	16,717	33,714	43,974	1,254
Professional fees	14,486	36,823	65,503	1,918
Registration and filing fees	6,952	7,899	8,047	6,315
Other operating expenses	4,099	7,745	8,416	333

Total expenses	1,756,376	3,372,236	3,232,731	149,210

Less: Waiver from Adviser	0	0	0	(11,610)

Net expenses	1,756,376	3,372,236	3,232,731	137,600

NET INVESTMENT INCOME (LOSS)	(27,396)	8,024,764	23,668,625	71,137

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(16,695,215)	(40,006,995)	(40,944,950)	(1,337,876)
Net change in unrealized loss on investments	(78,434,706)	(85,864,337)	(49,723,953)	(3,382,790)

NET LOSS ON INVESTMENTS	(95,129,921)	(125,871,332)	(90,668,903)	(4,720,666)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(95,157,317)	$(117,846,568)	$(67,000,278)	$(4,649,529)

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	EQUITY GROWTH FUND		BALANCED FUND
		As Restated*		As Restated*
	2008	2007	2008	2007
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(27,396)	$(215,222)	$8,024,764	$8,049,337
Net realized gain (loss) on investments	(16,695,215)	30,235,714	(40,006,995)	30,306,347
Net change in unrealized loss on investments	(78,434,706)	(4,979,614)	(85,864,337)	(14,527,766)

Net increase (decrease) in net assets resulting from operations	(95,157,317)	25,040,878	(117,846,568)	23,827,918

Distributions to Shareholders:
Net investment income
Retail shares	0	0	(8,077,935)	(8,089,674)
Institutional shares	0	0	(4,364)	(2,858)
Net realized gain on investments
Retail shares	(131,227)	(29,946,591)	(135,076)	(30,194,635)
Institutional shares	(147)	(15,934)	(79)	(14,311)

Total distributions to shareholders	(131,374)	(29,962,525)	(8,217,454)	(38,301,478)

Share Transactions:
Retail shares
Net proceeds from sale of shares	10,579,930	21,416,436	24,858,434	44,519,616
From adviser (See Notes 4 and 6)	2,020,399	0	2,124,247	0
Reinvestment of distributions	129,469	29,755,964	8,095,915	37,938,997
Cost of shares reacquired	(54,260,586)	(35,717,954)	(109,092,577)	(65,422,603)

Net change	(41,530,788)	15,454,446	(74,013,981)	17,036,010

Institutional shares
Net proceeds from sale of shares	49,700	115,284	10,000	192,682
From adviser (See Notes 4 and 6)	91	0	11	0
Reinvestment of distributions	144	15,934	145	0
Cost of shares reacquired	0	0	(6,434)	0

Net change	49,935	131,218	3,722	192,682

Net increase (decrease) derived from share transactions	(41,480,853)	15,585,664	(74,010,259)	17,228,692
NET ASSETS
Beginning of year	220,843,421	210,179,404	400,389,665	397,634,533

End of year	$84,073,877	$220,843,421	$200,315,384	$400,389,665

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$58,067	$0	$43,575	$0

NUMBER OF SHARES
Retail shares
Sold	536,237	807,359	1,609,904	2,347,751
Shares issued from reinvestment of distributions	10,534	1,227,556	552,680	2,111,198
Reacquired	(3,174,033)	(1,332,405)	(7,866,419)	(3,434,264)

Net change	(2,627,262)	702,510	(5,703,835)	1,024,685

Institutional shares
Sold	2,330	4,219	593	9,917
Shares issued from reinvestment of distributions	12	657	10	0
Reacquired	0	0	(596)	0

Net change	2,342	4,876	7	9,917

Net increase (decrease) in shares outstanding	(2,624,920)	707,386	(5,703,828)	1,034,602

Outstanding:
Beginning of year	9,158,791	8,451,405	22,673,928	21,639,326

End of year	6,533,871	9,158,791	16,970,100	22,673,928

*	See Note 4 in the Notes to Financial Statements for information regarding the restatement.
See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
YEARS ENDED DECEMBER 31, 2008 AND 2007

	RETIREMENT INCOME FUND
		As Restated*	CORE EQUITY FUND
	2008	2007	2008
INCREASE IN NET ASSETS
Operations:
Net investment income	$23,668,625	$22,841,372	$71,137
Net realized loss on investments	(40,944,950)	(3,985,649)	(1,337,876)
Net change in unrealized loss on investments	(49,723,953)	(5,557,715)	(3,382,790)

Net increase (decrease) in net assets resulting from operations	(67,000,278)	13,298,008	(4,649,529)

Distributions to Shareholders:
Net investment income
Retail shares	(23,498,704)	(23,045,181)	(71,136)
Institutional shares	(296,931)	(72,240)	(1)

Total distributions to shareholders	(23,795,635)	(23,117,421)	(71,137)

Share Transactions:
Retail shares
Net proceeds from sale of shares	87,120,122	49,345,936	15,171,510
From adviser (See Notes 4 and 6)	68,873	0	0
Reinvestment of distributions	23,076,657	22,526,900	63,014
Cost of shares reacquired	(86,646,005)	(57,219,846)	(2,136,903)

Net change	23,619,647	14,652,990	13,097,621

Institutional shares
Net proceeds from sale of shares	4,788,239	3,743,891	250,000
From adviser (See Notes 4 and 6)	1,316	0	0
Reinvestment of distributions	7,763	204	0
Cost of shares reacquired	(5,385,450)	(213,606)	(158,150)

Net change	(588,132)	3,530,489	91,850

Net increase derived from share transactions	23,031,515	18,183,479	13,189,471

NET ASSETS
Beginning of year	410,439,746	402,075,680	0

End of year	$342,675,348	$410,439,746	$8,468,805

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$2,122	$0	$0

NUMBER OF SHARES
Retail shares
Sold	10,454,190	5,141,731	1,579,011
Shares issued from reinvestment of distributions	2,708,489	2,353,234	9,680
Reacquired	(10,499,646)	(5,969,143)	(287,878)

Net change	2,663,033	1,525,822	1,300,813

Institutional shares
Sold	511,957	393,632	25,000
Shares issued from reinvestment of distributions	947	22	0
Reacquired	(637,114)	(22,509)	(24,994)

Net change	(124,210)	371,145	6

Net increase in shares outstanding	2,538,823	1,896,967	1,300,819
Outstanding:
Beginning of year	43,416,883	41,519,916	0

End of year	45,955,706	43,416,883	1,300,819

*	See Note 4 in the Notes to Financial Statements for information regarding the restatement.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
Note 1. ORGANIZATION OF THE COMPANY
Advance Capital I, Inc. (the “COMPANY”) is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and the Core Equity Fund (collectively the “Funds”). Advance Capital Management, Inc. (“MANAGEMENT” or “Adviser”) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY’s investment adviser.
The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
Under the COMPANY’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
Note 2. ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
The following is a summary of significant accounting policies followed by the COMPANY.
Security Valuation
Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the COMPANY determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund’s net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.

Note 2. ACCOUNTING POLICIES (Continued)
Fair Value Measurement
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). This standard established the definition of fair value, sets out a framework for measuring fair value and expands disclosure about fair value measurements. FAS 157 is effective for the Funds’ fiscal year beginning January 1, 2008.
The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 —	quoted prices in active markets for identical securities

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments in securities as of December 31, 2008:

	Equity	Balanced	Retirement	Core
Valuation Inputs	Growth Fund	Fund	Income Fund	Equity Fund

Level 1 - Quoted Prices	$85,463,464	$101,745,563	$3,643,539	$8,436,231
Level 2 - Other Significant Observable Inputs	30,764,502	135,051,810	360,239,748	0
Level 3 - Significant Unobservable Inputs	611,436	736,674	1,482,370	0

Total Market Value of Investments	$116,839,402	$237,534,047	$365,365,657	$8,436,231

     The following is a reconciliation of the Level 3 investments in securities for the year ended December 31, 2008:

	Equity	Balanced	Retirement	Core
Valuation Inputs	Growth Fund	Fund	Income Fund	Equity Fund

Balance as of 12/31/07	$1,402,065	$1,584,919	$949,703	$0
Accrued discounts/premiums	0	0	0	0
Realized gain/loss	0	0	0	0
Change in unrealized appreciation (depreciation)	(790,629)	(848,245)	(617,333)	0
Net purchases (sales)	0	0	0	0
Transfers in to (out of) Level 3	0	0	1,150,000	0

Balance as of 12/31/08	$611,436	$736,674	$1,482,370	$0

Note 2. ACCOUNTING POLICIES (Continued)
Allocation of Income, Expenses, Gains and Losses
Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class.
Federal Income Taxes
It is each Fund’s policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.
Effective June 29, 2007, the COMPANY adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense.
The implementation of FIN No. 48 included a review of tax positions taken from January 1, 2005 through December 31, 2008 at the federal level. While the statue of limitations remains open to examine the COMPANY’s U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time.
As of December 31, 2008, management of the COMPANY has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
New Accounting Pronouncements
In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds financial statements.
In September 2008, FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and is effective for fiscal years and interim periods ending after November 15, 2008. This Staff Position amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument and amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee. Management has evaluated the application of this Staff Position to the Funds, and has determined that there is no impact to the Funds’ financial statements and no additional disclosure is required.

Note 2. ACCOUNTING POLICIES (Continued)
Dividends
Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and the Core Equity Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.
Other
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital.
Note 3. SECURITIES LENDING
The Funds may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Directors. Each fund will limit its securities lending activity to 33 1/3% of its total assets. Credit Suisse, New York Branch, serves as the lending manager for the Funds pursuant to a Securities Lending Management Agreement (the “Lending Agreement”), for which they receive a fee. Credit Suisse’s fee is computed monthly in arrears and is based on 30% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Directors, net of rebates paid by Credit Suisse to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended December 31, 2008 Credit Suisse received $288,993 in total from the Funds for its services as lending manager. Under guidelines established by the Board of Directors, the Funds must maintain loan collateral with Fifth Third at all times in an amount equal to at least 100% of the current market value of the loaned securities, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest of debt securities.
Credit Suisse is authorized, under guidelines established by management, to invest the cash collateral received from borrowers in a variety of securities including asset-backed, agency securities, commercial paper, corporate notes and other types of securities (“Collateral Securities”). Among other guidelines, these securities must be rated at least A- by Standard & Poor’s or A3 by Moody’s at the time of purchase. The actual investments in the collateral portfolio at December 31, 2008 included corporate floating rate notes, asset-backed securities, agency repurchase agreements and private mortgage-backed securities. The market values of these securities fluctuate daily based on normal market variables which resulted in unrealized and realized losses to the Funds during the current year and could result in additional losses in future periods. There is credit risk to the Funds should the underlying security price fall dramatically or if the issuer files for bankruptcy. Any cash shortfall as a consequence of these actions is funded by cash in the Funds. The Funds are required to pay the full amount of cash collateral due back to the counterparty of the loaned securities. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral. The cash collateral or Collateral Securities is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Funds or the borrower at any time.

Note 3. SECURITIES LENDING (Continued)
The following Funds loaned securities and received cash collateral with the following values as of December 31, 2008:

		Value of Cash			Income Received
	Value	Collateral	Value	Average Loan	by Credit Suisse
	of Loaned	Received from	of Collateral	Outstanding	from Securities
	Securities	Borrower	Securities	During the Year	Lending

Equity Growth Fund	$35,080,481	$35,565,349	$31,375,938	$71,569,956	$135,537
Balanced Fund (Fixed Income)	3,698,265	3,781,388	3,377,827	1,557,284	2,328
Balanced Fund (Common Stock)	36,464,032	37,010,109	33,060,287	70,586,443	126,356
Retirement Income Fund	26,821,500	27,445,858	27,257,594	14,260,877	24,772
Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS
During October of 2008, the COMPANY determined it had incorrectly valued the Collateral Securities purchased with cash collateral received from securities lending at amortized cost rather than fair market value since April of 2007. The COMPANY revalued the Collateral Securities at fair market value using prices furnished by independent third party pricing services or other fair value procedures in accordance with its security valuation policies, and determined that the investments in securities as shown on an aggregate basis for the Equity Growth Fund, Balanced Fund and Retirement Income Fund were overstated at December 31, 2007 as follows:

Security Type	Security Name	Value As Previously Reported	Value As Restated

Asset Backed Security	Bear Stearns	4,208,105	3,653,157
Asset Backed Security	Countrywide Financial	4,185,151	3,800,639
Asset Backed Security	Countrywide Financial	3,475,606	3,223,625
Asset Backed Security	Wachovia Bank	7,175,328	6,534,033
Asset Backed Security	Commodore CDO LTD	7,443,173	7,303,614
Certificate of Deposit	Deutsche Bank NY	9,000,000	9,000,000
Floating Rate Note	American International Group	2,498,936	2,449,550
Floating Rate Note	Bear Stearns Co., Inc.	8,998,142	8,444,070
Floating Rate Note	CAM US Finance SA	5,601,048	5,506,838
Floating Rate Note	Calyon NY	9,979,768	9,971,000
Floating Rate Note	CIT Group, Inc.	8,998,043	8,235,000
Floating Rate Note	Citigroup Global Markets	10,003,510	9,986,000
Floating Rate Note	General Electric Capital Corp.	9,988,868	9,903,600
Floating Rate Note	Goldman Sachs Group, Inc.	9,000,795	8,819,190
Floating Rate Note	HSBC Finance Corp.	1,906,001	1,862,000
Floating Rate Note	Lehman Brothers Holdings	10,000,000	9,610,300
Floating Rate Note	Merrill Lynch & Co.	5,002,286	4,891,000
Floating Rate Note	Morgan Stanley	10,000,000	9,757,600
Floating Rate Note	SLM Corp.	3,399,479	3,228,980
Floating Rate Note	Washington Mutual Bank	7,996,478	7,408,288
Commercial Paper	KKR Atlantic	4,086,668	3,936,687
Repurchase Agreement	Barclays Capital Markets	30,000,000	30,000,000
Repurchase Agreement	Deutsche Bank Securities, Inc.	12,221,337	12,221,337

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
The restatement of the value of collateral for securities shown in the preceding table by fund on amounts previously reported as of December 31, 2007, is as follows:

	Value of
	Collateral	Value of
	As Previously	Collateral
	Reported	As Restated

Equity Growth Fund	$94,819,418	$92,236,400
Balanced Fund (Fixed Income)	3,168,000	3,071,299
Balanced Fund (Common Stock)	76,427,738	74,094,838
Retirement Income Fund	10,753,566	10,343,971
The COMPANY has reprocessed shareholder transactions and calculated the amounts due to the Funds impacted by this error. Additionally, the COMPANY has calculated the amount of excess management and distribution fees incurred by these Funds (plus interest) resulting from this overstatement in net assets to be reimbursed by the Adviser (See Note 6 — Note Receivable from Adviser). Accordingly, the financial highlights, investments in securities, net assets, number of shares outstanding, net asset value, net unrealized appreciation (depreciation) in value of investments, and federal income tax information for the Equity Growth Fund, Balanced Fund and Retirement Income Fund and have been restated for 2007. The amounts calculated to be reimbursed by the Adviser for 2007 are $69,674 for the Equity Growth Fund, $61,830 for the Balanced Fund and $651 for the Retirement Income Fund. The amounts calculated to be reimbursed by the Adviser for 2007 representing reimbursement for excess management and distribution fees are $4,625 for the Equity Growth Fund, $4,140 for the Balanced Fund and $640 for the Retirement Income Fund.
In connection with the error correction and reprocessing of shareholder transactions, certain amounts of realized gains/losses from the sales of Collateral Securities during 2008 were reallocated among the Equity Growth Fund, Balanced Fund and Retirement Income Fund. The net impact of the reallocations are reflected as interfund receivables or payables on the Statements of Assets and Liabilities. These amounts will be settled in cash movements among the funds.
The principal effects of this restatement on amounts previously reported as of or for the year ended December 31, 2007, are as follows:
Financial Highlights:
ADVANCE CAPITAL I — EQUITY GROWTH FUND (Retail Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	$3.38	$3.05
Net Asset Value, end of year	$24.44	$24.11
Total Return	13.38%	12.05%
Net Assets, end of year (in thousands)	$223,307	$220,726
ADVANCE CAPITAL I — BALANCE FUND (Retail Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	$0.84	$0.72
Net Asset Value, end of year	$17.78	$17.66
Total Return	6.67%	6.00%
Net Assets, end of year (in thousands)	$402,643	$400,214

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
ADVANCE CAPITAL I — RETIREMENT INCOME FUND (Retail Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	($0.22)	($0.23)
Net Asset Value, end of year	$9.46	$9.45
Total Return	3.43%	3.33%
Net Assets, end of year (in thousands)	$407,339	$406,932
Ratio of net investment income to average net assets	5.62%	5.69%
ADVANCE CAPITAL I — EQUITY GROWTH FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	$0.95	$0.64
Net Asset Value, end of year	$24.47	$24.16
Total Return	3.47%	2.34%
Net Assets, end of year (in thousands)	$119	$118
Ratio of expenses to average net assets	0.76%	0.77%
ADVANCE CAPITAL I — BALANCED FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	($0.21)	($0.33)
Net Asset Value, end of year	$17.78	$17.66
Total Return	0.41%	(0.22%)
Net Assets, end of year (in thousands)	$176	$175
Ratio of net investment income to average net assets	2.22%	2.25%
ADVANCE CAPITAL I — RETIREMENT INCOME FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net realized and unrealized gain on investments	($0.24)	($0.25)
Net Asset Value, end of year	$9.46	$9.45
Total Return	1.30%	1.19%
Net Assets, end of year (in thousands)	$3,510	$3,508
Ratio of net investment income to average net assets	5.83%	5.92%

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
Statement of Assets and Liabilities:
ADVANCE CAPITAL I — EQUITY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Investments in securities at value (Cost $271,730,704)	$318,492,972	$315,909,954
Total Assets	318,763,515	316,180,497
Net Assets	$223,426,439	$220,843,421
Retail Shares
Net Assets	223,307,372	220,725,639
Number of shares outstanding	9,136,630	9,153,915
Net asset value	$24.44	$24.11
Institutional shares
Net Assets	119,067	117,782
Number of shares outstanding	4,866	4,876
Net asset value	$24.47	$24.16
Net unrealized appreciation (depreciation) in value of investments	46,762,268	44,179,250
ADVANCE CAPITAL I — BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Investments in securities at value (Cost $433,712,160)	$480,614,877	$478,185,276
Total Assets	482,869,606	480,440,005
Net Assets	$402,819,266	$400,389,665
Retail Shares
Net Assets	402,642,978	400,214,495
Number of shares outstanding	22,651,508	22,664,011
Net asset value	$17.78	$17.66
Institutional shares
Net Assets	176,288	175,170
Net asset value	$17.78	$17.66
Net unrealized appreciation (depreciation) in value of investments	46,902,717	44,473,116

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
ADVANCE CAPITAL I — RETIREMENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Investments in securities at value (Cost $418,443,971)	$416,170,139	$415,760,544
Total Assets	421,917,748	421,508,153
Net Assets	$410,849,341	$410,439,746
Retail Shares
Net Assets	407,339,151	406,931,628
Net asset value	$9.46	$9.45
Institutional shares
Net Assets	3,510,190	3,508,118
Net asset value	$9.46	$9.45
Net unrealized appreciation (depreciation) in value of investments	(2,273,832)	(2,683,427)
Statement of Operations:
ADVANCE CAPITAL I — EQUITY GROWTH FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Appreciation (depreciation), End of year	$46,762,268	$44,179,250
Net change in unrealized gain (loss) on investments	(2,396,596)	(4,979,614)
Net gain (loss) on investments	27,839,118	25,256,100
Net increase in net assets resulting from operations	$27,623,896	$25,040,878
ADVANCE CAPITAL I — BALANCED FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Appreciation (depreciation), End of year	$46,902,717	$44,473,116
Net change in unrealized gain (loss) on investments	(12,098,165)	(14,527,766)
Net gain (loss) on investments	18,208,182	15,778,581
Net increase in net assets resulting from operations	$26,257,519	$23,827,918

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
Statement of Operations:
ADVANCE CAPITAL I — RETIREMENT INCOME FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Appreciation (depreciation), End of year	($2,273,832)	(2,683,427)
Net change in unrealized gain (loss) on investments	(5,148,120)	(5,557,715)
Net gain (loss) on investments	(9,133,769)	(9,543,364)
Net increase in net assets resulting from operations	$13,707,603	$13,298,008
Statement of Changes In Net Assets:
ADVANCE CAPITAL I — EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net change in unrealized gain (loss) on investments	($2,396,596)	($4,979,614)
Net increase in net assets resulting from operations	27,623,896	25,040,878
Net assets, End of year	223,426,439	220,843,421
Number of Retail shares sold	806,561	807,359
Number of Retail shares issued from reinvestment of distributions	1,211,069	1,227,556
Net change in number of Retail shares	685,225	702,510
Number of Institutional shares sold	4,218	4,219
Number of Instl shares issued from reinvestment of distributions	648	657
Net change in number of Institutional shares	4,866	4,876
Net increase in shares outstanding	690,091	707,386
Outstanding shares, End of year	9,141,496	9,158,791

Note 4. RESTATEMENTS OF PRIOR YEAR FINANCIAL STATEMENTS (Continued)
ADVANCE CAPITAL I — BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net change in unrealized gain (loss) on investments	($12,098,165)	($14,527,766)
Net increase in net assets resulting from operations	26,257,519	23,827,918
Net assets, End of year	402,819,266	400,389,665
Number of Retail shares sold	2,346,941	2,347,751
Number of Retail shares issued from reinvestment of distributions	2,099,505	2,111,198
Net change in number of Retail shares	1,012,182	1,024,685
Net increase in shares outstanding	1,022,099	1,034,602
Outstanding shares, End of year	22,661,425	22,673,928
ADVANCE CAPITAL I — RETIREMENT INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2007

	As Previously
	Reported	As Restated

Net change in unrealized gain (loss) on investments	($5,148,120)	($5,557,715)
Net increase in net assets resulting from operations	13,707,603	13,298,008
Net assets, End of year	410,849,341	410,439,746
Federal Income Tax Information:
At December 31, 2007, the restated gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:

	EQUITY GROWTH FUND		BALANCED FUND		RETIREMENT INCOME FUND
	As Previously		As Previously		As Previously
	Reported	As Restated	Reported	As Restated	Reported	As Restated

Unrealized Depreciation	($12,109,623)	(14,692,641)	(18,664,321)	(21,093,922)	(8,976,105)	(9,385,699)
Net Unrealized
Appreciation/(Depreciation)*	$46,778,898	$44,195,880	$46,805,157	$44,375,556	($2,273,832)	($2,683,426)

*      The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Note 5. TRANSACTIONS WITH AFFILIATES
T. Rowe Price Associates, Inc. (“TRPA”) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Seizert Capital Partners, LLC (“Seizert”) serves as sub-adviser for the Core Equity Fund. Advance Capital Services, Inc. (“SERVICES”) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY’s shares. Advance Capital Group, Inc. (“GROUP”) is the COMPANY’s Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million and .65% of the average daily net assets exceeding $500 million of the Equity Growth and Balanced Funds and .50% of the average daily net assets for the first $500 million and .45% of the average daily net assets exceeding $500 million of the Retirement Income Fund and .80% of the average daily net assets of the Core Equity Fund. For its services, TRPA is paid a fee by MANAGEMENT on an annual basis equal to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. For its services, Seizert is paid a fee by MANAGEMENT on an annual basis equal to .40% of the average daily net assets of the Core Equity Fund. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth, Balanced Retirement Income and Core Equity, at .25% of each fund’s average daily net assets.
The COMPANY was charged investment advisory fees of $5,539,363 by MANAGEMENT for 2008. The COMPANY was charged distribution fees of $2,240,635 by SERVICES for Retail Class shares for 2008.
Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Director’s fees are only paid to independent directors and consist of a $16,400 annual retainer. The Chairman of the Board receives an additional 50% in compensation.
Note 6. NOTE RECEIVABLE FROM ADVISER
As described in Note 4, reimbursement to the Equity Growth Fund, Balanced Fund and Retirement Income Fund for 2007 and 2008 were added to the funds as a receivable from the Adviser with the offset as a contribution to paid-in capital. The receivable is comprised of four components: reimbursement for redemptions at an overstated net asset value, additional shares issued, management and distribution fees and interest on the reimbursement amounts. These receivable amounts are $2,020,490, $2,124,258 and $70,189 for the Equity Growth Fund, Balanced Fund and Retirement Income Fund, respectively. The amounts representing reimbursement for excess management and distribution fees are $33,104 for the Equity Growth Fund, $34,279 for the Balanced Fund and $3,603 for the Retirement Income Fund. In consideration of the best interests of the shareholders, the Board of Directors of the Funds has determined that the receivable should be established as an unsecured promissory note from the Adviser as the Adviser does not have the resources to immediately repay amounts due in full. The terms of the notes include payment over 7 years at an interest rate of 3.5% above the prime rate, reset from time to time as the prime rate changes, with interest and principal payable over 84 monthly installments. The effective date of the notes is January 1, 2009. The notes may be repaid in full or in part at any time without penalty.
Note 7. INVESTMENT PORTFOLIO TRANSACTIONS
The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2008 were as follows:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund

Purchases	$45,257,574	$133,109,902	$241,803,886	$19,206,079
Sales	119,503,397	242,598,553	218,154,684	6,483,788

Note 7. INVESTMENT PORTFOLIO TRANSACTIONS (Continued)
The cost of purchases and proceeds from sales of U.S. Government securities excluded above were as follows:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund

Purchases	None	None	$3,939,375	None

Sales	None	None	$3,858,125	None
At December 31, 2008, the gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:

	Equity		Retirement	Core
	Growth Fund	Balanced Fund	Income Fund	Equity Fund

Unrealized Appreciation	$7,818,126	$7,220,483	$3,894,008	$22,895
Unrealized Depreciation	(42,109,361)	(48,645,496)	(56,301,388)	(3,405,685)

Net Unrealized Appreciation/(Depreciation)*	(34,291,235)	(41,425,013)	(52,407,380)	(3,382,790)

Tax Cost	$151,130,637	$278,959,060	$417,773,037	$11,819,021

*	The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.
Note 8. FEDERAL INCOME TAX INFORMATION
The tax characteristics of distributions paid to shareholders during the years ended December 31, 2008 and 2007 were as follows:

	Distributions			Total
	Paid from	Long Term	Return of	Distributions
2008	Ordinary Income	Capital Gain	Capital	Paid

Equity Growth Fund	$95,028	$36,346	$0	$131,374
Balanced Fund	8,217,754	0	0	8,217,754
Retirement Income Fund	23,797,706	0	0	23,797,706
Core Equity Fund	71,137	0	0	71,137

	Distributions			Total
	Paid from	Long Term	Return of	Distributions
2007	Ordinary Income	Capital Gain	Capital	Paid

Equity Growth Fund	$3,969,309	$25,993,216	$0	$29,962,525
Balanced Fund	9,958,712	28,330,567	0	38,289,279
Retirement Income Fund	23,061,094	0	1,749	23,062,843

Note 8. FEDERAL INCOME TAX INFORMATION (Continued)
As of December 31, 2008 the components of accumulated earnings/(deficit) on a tax basis was as follows:

					Total
	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Distributions	Capital and	Appreciation/	Earnings/
	Income	Payable	Other Losses	(Depreciation)	(Deficit)

Equity Growth Fund	$58,067	$0	($16,690,209)	($34,291,235)	($50,923,377)
Balanced Fund	43,574	0	(40,128,297)	(41,425,013)	(81,509,736)
Retirement Income Fund	2,122	0	(57,281,989)	(52,407,380)	(109,687,247)
Core Equity Fund	0	0	(1,337,876)	(3,382,790)	(4,720,666)
At December 31, 2008, capital loss carryovers and their expiration dates were as follows:

	Equity		Retirement		Core
	Growth Fund	Balanced Fund	Income Fund		Equity Fund

December 31, 2009	$0	$0	$2,466,325		$0
December 31, 2010	0	0	4,730,077	*	0
December 31, 2011	0	0	0		0
December 31, 2012	0	0	0		0
December 31, 2013	0	0	0		0
December 31, 2014	0	0	4,753,678		0
December 31, 2015	0	0	4,259,949		0
December 31, 2016	16,690,209	40,128,297	41,071,960		1,377,876

Total	$16,690,209	$40,128,297	$57,281,989		$1,337,876
Capital loss carryover of $1,368,651 for the Retirement Income Fund expired on December 31, 2008.

*	$918,058 of capital loss carryovers which expire in 2010 are limited as a result of prior year ownership change.
Note 9. AUTHORIZED SHARES
The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY’s three portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.
Note 10. SUBSEQUENT EVENT
As of March 4, 2009, all Collateral Securities held by the Funds have been sold. The COMPANY notified Credit Suisse to recall all outstanding loans and begin the process of exiting the Securities Lending Program.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Advance Capital I, Inc:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Balanced Fund, Retirement Income Fund, and Core Equity Fund (four funds constituting Advance Capital I, Inc., hereafter referred to as the “Funds”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
As disclosed in Note 4, the Funds have restated their 2007 financial statements.
PricewaterhouseCoopers LLP
Chicago, Illinois
March 17, 2009

ADDITIONAL INFORMATION (UNAUDITED)
MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company’s business affairs and for exercising all the company’s powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:

				Number of	Other
	Position(s) &	Year	Principal Occupations	Portfolios	Directorships
Name and Address	Office(s)	Elected*	During past 5 Years	Overseen	Held**

“INTERESTED” DIRECTORS***

Robert J. Cappelli One Towne Square Suite 444 Southfield, MI 48076 Age 57	President, Treasurer and Director	2004	President and Treasurer, Advance Capital I, Inc.; Vice President & Treasurer, Advance Capital Services, Inc.	4	None

“NOT-INTERESTED” DIRECTORS

Joseph A. Ahern One Towne Square Suite 444 Southfield, MI 48076 Age 50	Director Independent Chairman	1995 2005	Attorney; President and Shareholder; Stark, Reagan, P.C.	4	None

Susan E. Burns One Towne Square Suite 444 Southfield, MI 48076 Age 47	Director	2008	President, St. John Health Foundation since July 2008; President, Wayne State University Foundation and Vice President, Development and Alumni Affairs from prior to 2003 until July 2008	4	None

Dennis D. Johnson One Towne Square Suite 444 Southfield, MI 48076 Age 69	Director	2000	Retired; former Chief Operating Officer, Belgacom (Ameritech International); Management Consultant; Vice President — Human Resources, Ameritech Network Services	4	None

MANAGEMENT OF THE FUND (Continued)

				Number of	Other
	Position(s) &	Year	Principal Occupations	Portfolios	Directorships
Name and Address	Office(s)	Elected*	During past 5 Years	Overseen	Held**

Janice E. Loichle One Towne Square Suite 444 Southfield, MI 48076 Age 60	Director	2001	Retired; former Vice President, Chief Integration Officer and Chief of Local Exchange Operations, XO Communications, Inc. (formerly NEXTLINK Communications); President, NEXTLINK Solutions (Telecommunications)	4	None

Thomas L. Saeli One Towne Square Suite 444 Southfield, MI 48076 Age 51	Director	2000	Chief Executive Officer, Noble International, Ltd. (since March 2006); Vice President - Corporate Development, Lear Corporation (Automotive Suppliers) (from prior to 2000 until March 2006)	4	Noble International, Ltd.

OTHER OFFICERS

Christopher M. Kostiz One Towne Square Suite 444 Southfield, MI 48076 Age 40	Vice President	2003	Vice President, Advance Capital I, Inc.; President, Advance Capital Management, Inc.; Senior Portfolio Manager, Advance Capital Management, Inc.	4	None

Kathy J. Harkleroad One Towne Square Suite 444 Southfield, MI 48076 Age 56	Vice President, Chief Compliance Officer and Secretary	1996	Vice President, CCO and Secretary, Advance Capital I, Inc. and Advance Capital Group, Inc.; Marketing Director, Advance Capital Services, Inc.	4	None

Julie A. Katynski One Towne Square Suite 444 Southfield, MI 48076 Age 43	Vice President and Assistant Secretary	2003	Vice President & Assistant Secretary, Advance Capital I, Inc.; Vice President — Finance, Advance Capital Group, Inc.; Controller, Advance Capital Group, Inc.	4	None

*	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

**	This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

***	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

EXPENSE EXAMPLES:
As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08

Equity Growth Fund
Retail shares	$1,000.00	$575.00	$4.20	1.06%
Institutional shares	1,000.00	570.00	$3.16	0.80%

Balanced Fund
Retail shares	$1,000.00	$741.10	$4.55	1.04%
Institutional shares	1,000.00	739.20	$3.45	0.79%

Retirement Income Fund
Retail shares	$1,000.00	$858.40	$3.88	0.83%
Institutional shares	1,000.00	859.50	2.71	0.58%

Core Equity Fund
Retail shares	$1,000.00	$686.70	$5.43	1.28%
Institutional shares	1,000.00	687.50	4.45	1.05%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 — 12/31/08	7/1/08 — 12/31/08

Equity Growth Fund
Retail shares	$1,000.00	$1,019.81	$5.38	1.06%
Institutional shares	1,000.00	1,021.11	$4.06	0.80%

Balanced Fund
Retail shares	$1,000.00	$1,019.91	$5.28	1.04%
Institutional shares	1,000.00	1,021.17	$4.01	0.79%

Retirement Income Fund
Retail shares	$1,000.00	$1,019.81	$4.21	0.83%
Institutional shares	1,000.00	1,021.11	2.95	0.58%

Core Equity Fund
Retail shares	$1,000.00	$1,019.81	$6.50	1.28%
Institutional shares	1,000.00	1,021.11	5.33	1.05%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
PROXY VOTING
The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC’s website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO SCHEDULE
The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge, upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS
The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company’s investment advisory agreement and any sub-advisory agreement (collectively, the “Agreements”). The Directors must determine that the terms of the Agreements are fair and reasonable and that renewal of the Agreements will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds (“the Funds”) and their shareholders.
Factors Considered
The Board specifically considered the renewal of these Agreements at its meeting on August 1, 2008. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services furnished by the Advisors to the Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds’ investment policies and restrictions, (vii) the Funds’ Code of Ethics as well as the structure and responsibilities of the Advisor’s compliance department, and (viii) the disclosures included in the Company’s reports to shareholders.
Deliberative Process
To assist the Directors in their evaluation of the quality of the Advisor’s services and the reasonableness of the Advisor’s fees under the Agreements, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor’s investment services under the Agreements. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of several hundred funds determined to be similar to each of the funds (called the “peer group”). The Advisor’s report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisors that described, among other things, the Advisor’s financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisors throughout the year, including investment performance and expense ratio reports for the Funds.
The following summarizes matters considered by the Directors in connection with their approval of the Agreements. The decision to approve the Agreements was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.
Nature, Extent and Quality of the Services Provided; Ability to Provide Services
The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisors under these Agreements. The Directors reviewed the background, education and experience of the Advisor’s key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisors’ portfolio management personnel. Accordingly, the Directors were satisfied that the Advisors’ investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor’s policies and systems designed to achieve compliance with each Funds’ investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisors possess the ability to continue to provide these services to the Funds.

Investment Performance
The Directors reviewed each Fund’s total return, yield and performance against their peer group as well as appropriate indexes for various periods of time. The Directors considered short-term fluctuations and periods of over or under-performance when assessing the investment performance of the funds. It was favorably noted that the Equity Growth and Balanced Fund’s long-term performance remained solid relative to their peer groups. The Equity Growth and Balanced Fund’s 10-year annualized return for the period ended June 30, 2008, ranked in the first quartile by Morningstar. The Core Equity Fund continued performing well relative to its peer group during its short tenure. The Directors also discussed the under-performance of the Retirement Income Fund relative its peer group noting that the majority of the under-performance has occurred during the most recent two years. (In all quartile rankings referred to throughout this discussion, first quartile is most favorable to the Funds’ shareholders. Thus, highest relative performance would be first quartile and lowest relative expenses also would be first quartile). The Directors discussed the Adviser’s plans for managing the Funds in extremely volatile market conditions and remain confident in the Adviser’s long-term experience and ability to successfully manage the Funds in the future. The Board of Directors concluded that the overall performance of the Funds as well as actions being taken by the Adviser fully supported the renewal of these Agreements
Costs of Services Provided and Profits Realized by the Advisers
The Directors considered each of the Funds’ expense ratios against those of a peer group of funds. The Equity Growth Fund, Balanced Fund and Retirement Income Fund’s expense ratios for the twelve months ended December 31, 2008 were in the first quartile as compared to their applicable peer group for the comparable period. The Core Equity Fund’s expense ratio for the comparable period ranked in the second quartile compared to its peer group. The Directors concluded that each of the Funds’ overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under these Agreements were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.
The Directors also considered the level of the Advisor’s profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor’s methodology for allocating certain of its costs to the management of each fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor’s profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.
Economies of Scale
The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.
Approval
The Directors, in light of the Advisor’s overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreements with the Funds are fair and reasonable and unanimously voted to approve the continuation of the Agreements for another year.

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Advance Capital I, Inc.
Annual Report December 31, 2008
Investment Advisor:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

Sub-Advisor:
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

(Core Equity Fund)
Seizert Capital Partners, LLC
185 West Oakland
Birmingham, MI 48009

Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037
AN INVESTMENT COMPANY
Administrator and Transfer Agent:	WITH FOUR FUNDS
Advance Capital Group, Inc.
P.O. Box 3144	Equity Growth Fund
Southfield, Michigan 48037	Balanced Fund
Retirement Income Fund
Custodian:	Core Equity Fund
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Independent Registered Public
Accounting Firm:
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

Officers:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary

Board of Directors:
Joseph A. Ahern
Susan E. Burns
Robert J. Cappelli
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli

Item 2. Code of Ethics.
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.
Item 4. Principal Accountant Fees and Services.
a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers (“PwC”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $270,000 for year ended December 31, 2008 and $51,946 for year ended December 31, 2007.
b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2008 and $0 for year ended December 31, 2007.
c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning were $65,855 in the year ended December 31, 2008 and $10,300 in the year ended December 31, 2007. Such services include review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2008 and $0 for year ended December 31, 2007.
e) (1) Audit Committee Pre-Approval Policies and Procedures
ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES
As adopted by the AUDIT COMMITTEE of the Board of Directors of the
Advance Capital I, Inc. Funds (“Funds”)
The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”) require that the funds’ audit Committee of the Board of Directors (“Audit Committee”) pre-approve all audit and non-audit services provided to the fund by its independent accountant (“Auditor”). It also covers any non-audit services provided by the Auditor to the Funds’ investment adviser or affiliates of the adviser that provide ongoing services to the Fund (“Service Affiliates”) IF these services directly impact the Funds’ operations and financial reporting.
The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.
These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.
A. GENERAL
1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.
2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor’s engagement IF the non-audit services directly impact the fund’s operations and financial reporting.
B. PRE-APPROVAL OF AUDIT SERVICES TO THE FUND
1. The audit Committee shall approve the engagement of the auditor to certify the fund’s financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (see Section D below). In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.
2. The Audit Committee shall report to the Board of Directors (the “Board”) its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.
3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund’s Board who are “not interested” persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent directors”).
C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates—by Types of Services
1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.
2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.
3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.
4. The Audit committee’s pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.
5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.
D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates—on a Project -by-Project Basis
1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.
2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.
3. The Audit Committee shall designate one or more of its members who are “not interested” Directors (each a “Designated Member”) to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund’s management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.
4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:
a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or
b) Refer such matter to the full Audit Committee for its consideration and action.
In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.
5. The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.
E. AMENDMENT; ANNUAL REVIEW
1. The Audit Committee may amend these procedures from time to time.
2. These procedures shall be reviewed annually by the Audit Committee.
F. RECORD KEEPING
1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.
2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.
(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) — (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:
100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f) Percentage of hours expended on PwC’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than PwC’s full-time, permanent employees.
Not applicable.
g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2008 and $0 for year ended December 31, 2007.
h) Not applicable.
Item 5. Audit Committee of Listed Registrant.
Not applicable because registrant’s shares are not listed for trading on a national securities exchange.
Item 6. Schedule of Investments.
Schedule I — Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.
Not applicable for open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable for open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Company maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management to allow timely decisions regarding required disclosures. The Company’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on their evaluation of the disclosure controls and procedures as of December 31, 2008, a date that is within 90 days of the filing date of this report.
(b) As discussed below, there were changes in the Company’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. During October 2008, we identified a material weakness in our internal control over financial reporting with respect to the application of fair valuation to the securities acquired by our mutual funds with the cash collateral received from the lending of the mutual funds’ portfolio securities. Specifically, effective controls did not exist to ensure that the fair valuation procedures required by generally accepted accounting principles were applied properly with respect to such acquired securities. Failure to apply proper valuation procedures to these securities resulted in material overstatements of the per share net asset value for three of our mutual funds for an extended period of time beginning in approximately the second quarter of 2007 up to October 2008.
Effective October 2008, management has revised its internal control over financial reporting to improve the effectiveness of the controls to ensure that securities acquired by our mutual funds with the cash collateral received from the lending of the mutual funds’ portfolio securities are fair valued appropriately in accordance with the mutual funds’ existing valuation policy approved by the Board of Directors of the Company.
As a result of this weakness, the statements of assets and liabilities, including the portfolios of investments as of December 31, 2007, the related statement of operations and statement of changes in net assets and financial highlights for the year then ended were restated in order to appropriately account for the fair valuation of the securities acquired by our mutual funds with the cash collateral received from the lending of the mutual funds’ portfolio securities.

Management has evaluated the operational effectiveness of these changes in our internal control over financial reporting and has concluded that as of December 31, 2008, the Company has remediated this weakness. With the exception of the foregoing, there have been no changes in our internal control over financial reporting during the second quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the
Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act of 2002 (filed herewith).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.
By:	/s/ Robert J. Cappelli
Robert J. Cappelli, President & Treasurer
Date: March 17, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities on the dates indicated.

By:	/s/ Robert J. Cappelli
Robert J. Cappelli, President & Treasurer
Date: March 17, 2009

By:	/s/ Christopher M. Kostiz
Christopher M. Kostiz, Vice President
Date: March 17, 2009